UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6155

American National Investment Accounts, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  December 31

Reporting period:  December 31, 2005


Item 1	Report to Shareholders


ANNUAL REPORT



AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.



- GROWTH PORTFOLIO



- EQUITY INCOME PORTFOLIO



- BALANCED PORTFOLIO



- MONEY MARKET PORTFOLIO



- GOVERNMENT BOND PORTFOLIO



- SMALL-CAP/MID-CAP PORTFOLIO



- HIGH YIELD BOND PORTFOLIO



- INTERNATIONAL STOCK PORTFOLIO



FORM 9429

02/06



ANNUAL REPORT



DECEMBER 31, 2005

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL

INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES

AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE

PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES.

YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.



The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and

is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange

Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling

1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.



The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the September 30, 2004 report, at

http://www.sec.gov. You may review and make copies at the SEC's Public Reference

Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102

or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES



Each shareholder of the Fund may incur two types of expenses: (1) transactional

(e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below,

is intended to help a shareholder better understand the ongoing expenses of investing in this Fund and to compare these expenses with other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2005, and held for six months ending December 31, 2005.



ACTUAL EXPENSES



The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The example also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period.

This information may be used to compare the ongoing expenses of investing in the

Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.



Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.





                                                                                         ACTUAL

                                                                        ---------------------------------------

                                BEGINNING ACCOUNT       ANNUALIZED         ENDING ACCOUNT       EXPENSES PAID

FUNDS                            VALUE (07/01/05)     EXPENSE RATIOS    VALUE (12/31/05) (1)  DURING PERIOD (2)

                                ------------------  ------------------  --------------------  -----------------


Growth Portfolio                $         1,000.00                0.87%  $         1,019.00   $            4.47

Equity Income Portfolio                   1,000.00                0.79%            1,014.40                4.04

Balanced Portfolio                        1,000.00                0.81%            1,009.35                4.12

Money Market Portfolio                    1,000.00                0.56%            1,007.80                2.85

Government Bond Portfolio                 1,000.00                0.35%            1,001.75                1.77

Small-Cap/Mid-Cap Portfolio               1,000.00                1.12%            1,006.25                5.68

High Yield Bond Portfolio                 1,000.00                0.80%              993.70                4.01

International Stock Portfolio             1,000.00                1.10%            1,055.40                5.85




                                             HYPOTHETICAL

                                --------------------------------------

                                  ENDING ACCOUNT      EXPENSES PAID

                                 VALUE (12/31/05)    DURING PERIOD (2)

                                ------------------  ------------------


Growth Portfolio                $         1,010.41  $             4.43

Equity Income Portfolio                   1,010.61                4.02

Balanced Portfolio                        1,010.56                4.13

Money Market Portfolio                    1,011.19                2.85

Government Bond Portfolio                 1,011.72                1.79

Small-Cap/Mid-Cap Portfolio               1,009.78                5.70

High Yield Bond Portfolio                 1,010.59                4.08

International Stock Portfolio             1,009.83                5.60




(1)  The actual ending account value is based on actual total return of each of the funds for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.



(2)  Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the six month period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



The Board of Directors of American National Investment Accounts, Inc. ("Board")

has renewed the investment advisory arrangements with Securities Management and

Research, Inc. ("Manager") for the Growth Portfolio, Equity Income Portfolio,

Balanced Portfolio, and Money Market Portfolio ("the Portfolios") effective

November 17, 2005. The Board considered a variety of factors in connection with its review of the advisory contracts ("Contracts"), also taking into account information provided by the Manager during the course of the year as discussed below:



NATURE, EXTENT, AND QUALITY OF SERVICES



The Board considered the nature, quality and extent of the services provided to the Portfolios by the Manager based upon information provided by the Manager relating to its operations and personnel. These services included, but were not limited to, management of the Portfolios and a variety of activities related to portfolio management. The Board also took into account its familiarity with the

Manager's investment management through Board meetings, discussions and reports during the preceding year. After careful consideration of these matters, the

Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.



EXPENSES AND PERFORMANCE



The Board evaluated reports prepared by the Manager detailing the advisory fee and total expense ratios of each of the Portfolios as compared to other open-end investment companies deemed to be comparable based upon the Morningstar

Principia Pro database with similar Morningstar category and prospectus objective to each Portfolio. The Board took into account the Manager's current undertakings to maintain the expense limitations for the Portfolios. Also taken under consideration was the current size of each Portfolio, and the level and method of computing the management fees.



The Board reviewed the Portfolios' average annual total returns and compared these returns to previously agreed upon comparable performance measures,

including those supplied by Lipper and Morningstar. On the basis of this evaluation and the Board's ongoing reviews of investment results, the Board concluded that the Portfolios' performance was satisfactory.



COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE



The Board reviewed detailed information regarding the revenues received by the

Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the Portfolios. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the Portfolios.

AMERICAN NATIONAL GROWTH PORTFOLIO



MANAGER DISCUSSION



The Growth Portfolio's objective continues to be providing the opportunity for long-term capital appreciation. The portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. In 2005, the portfolio produced a return of +3.13%, after portfolio expenses, but before product specific charges. Over that same time frame, the major equity market indices also posted positive performance as evidenced by the price-only returns on the

Nasdaq (+1.37%) and the total return on the S&P 500 (+4.91%); the Dow Jones

Industrial Average, however, posted a decline of -0.61%. Small-Cap stocks also performed well during the year with the Russell 2000 Index returning +3.32%.



The best performing sectors in the S&P 500 in 2005 were Energy (up 31%),

Utilities (up 17%), Healthcare (up 6%), and Financials (up 6%); while the worst performing sectors were Consumer Discretionary (down 6%) and Telecommunications

Services (down 6%). Within the portfolio's holdings, the strongest performance was recorded in the Utilities, Energy, and Financials sectors. In the Utilities and Energy sectors, rising energy costs have continued to be passed on to consumers allowing improved revenues for nearly all associated companies.

Telecommunications Services was a problematic sector in 2005 due to increased competition for services and customers from the cable companies. Stock selectivity in the Technology, Financials, Consumer Discretionary, and

Industrials sectors boosted performance, whereas selectivity in Energy and

Consumer Staples hampered performance. The portfolio's strongest performers were in the Healthcare sector and included names such as Genentech, a biotech company, and McKesson, a healthcare services provider. Names which hampered performance included Xilinx (Technology), Apollo Group (Industrials), and PPG

Industries (Materials).



Going forward, the portfolio is slightly overweight in the Financials, Consumer

Discretionary and Consumer Staples market sectors. For the Growth Portfolio, we utilize the same conservative and defensive stock selection disciplines used in the Balanced and Equity Income Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations.



We expect single digit returns again for 2006 and will be buyers on extended market dips. We anticipate the Federal Reserve to continue raising rates through the first half of 2006, and this should dampen return potential by holding down price/earnings ratios. When the stock market is producing low single digit returns, large capitalization stocks tend to perform better than mid/small cap stocks as investors seek stability in earnings. As such, we have been rotating the portfolio's holdings toward larger capitalization stocks, while focusing on stocks selling below what we deem to be the underlying intrinsic value.



The Growth Portfolio is well positioned for the expected coming cycle -

currently heavy on consumer oriented Financials and Consumer Staples, while also providing exposure to areas of the economy that will benefit from the continued

recovery (Technology, Industrials and Consumer Discretionary). The portfolio continues to strive to produce capital appreciation over time by holding a diversified collection of growing companies with improving prospects.



Sincerely,



Andrew R. Duncan, CFA

Portfolio Manager, Growth Portfolio

[CHART]



    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH PORTFOLIO,

                   LIPPER LARGE-CAP CORE INDEX AND THE S&P 500



AVERAGE ANNUAL RETURNS





 1 YEAR        3.13%

 5 YEAR       (3.08)%

10 YEAR        4.91%






              GROWTH PORTFOLIO   LIPPER LARGE-CAP CORE INDEX     S&P 500


  1/1/1996      $     10,000            $     10,000           $     10,000

12/31/1996      $     11,798            $     11,984           $     12,296

12/31/1997      $     13,975            $     15,486           $     13,698

12/31/1998      $     16,335            $     19,657           $     21,084

12/31/1999      $     18,390            $     23,461           $     25,522

12/31/2000      $     18,586            $     21,732           $     23,198

12/31/2001      $     15,540            $     18,943           $     20,441

12/31/2002      $     11,664            $     14,921           $     15,923

12/31/2003      $     14,468            $     18,622           $     20,492

12/31/2004      $     15,654            $     20,165           $     22,720

12/31/2005      $     16,144            $     21,318           $     23,831




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES

NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN

INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR

LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE

COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME

AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL

AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.



The Growth Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by

American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American

National variable product prospectus for a complete listing of these expenses.

The Portfolio's shares are available exclusively as a funding vehicle for

American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2005



GROWTH PORTFOLIO





                                                              SHARES           VALUE


COMMON STOCK



CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--1.39%

Fairmont Hotels & Resorts Inc.                                     1,222   $       51,825

Starwood Hotels & Resorts Worldwide, Inc.                          3,225          205,948

                                                                           --------------

                                                                                  257,773

HOUSEHOLD DURABLES--1.12%

Newell Rubbermaid Inc.                                             3,115           74,075

Stanley Works (The)                                                2,782          133,647

                                                                           --------------

                                                                                  207,722

INTERNET & CATALOG RETAIL--0.96%

eBay Inc. *                                                        4,100          177,325



MEDIA--3.52%

Comcast Corp. (Special Class A) *                                  3,787           98,310

News Corp. (Class A)                                               4,892           76,071

Time Warner Inc.                                                   7,447          129,876

Viacom Inc. (Class B) *                                            3,004           97,930

Walt Disney Co. (The)                                             10,341          247,874

                                                                           --------------

                                                                                  650,061

MULTI-LINE RETAIL--1.33%

J.C. Penney Co., Inc.                                              1,889          105,028

Kohl's Corp. *                                                       890           43,254

Target Corp.                                                       1,779           97,792

                                                                           --------------

                                                                                  246,074

SPECIALTY RETAIL--3.04%

Bed Bath & Beyond Inc. *                                           2,000           72,300

Best Buy Co., Inc.                                                 2,502          108,787

Home Depot, Inc. (The)                                             3,670          148,562

Limited Brands, Inc.                                               5,782          129,228

Lowe's Companies, Inc.                                             1,558          103,856

                                                                           --------------

                                                                                  562,733

                                                                           --------------

                                    TOTAL CONSUMER DISCRETIONARY--11.36%        2,101,688

                                                                           --------------

CONSUMER STAPLES--

BEVERAGES--2.29%

Coca-Cola Co. (The)                                                4,782          192,762

PepsiCo, Inc.                                                      3,894          230,058

                                                                           --------------

                                                                                  422,820

FOOD PRODUCTS--0.87%

McCormick & Co., Inc.                                              2,891           89,390

Sensient Technologies Corp.                                        4,000           71,600

                                                                           --------------

                                                                                  160,990

FOOD & DRUG RETAILING--2.45%

Wal-Mart Stores, Inc.                                              9,676          452,837



HOUSEHOLD PRODUCTS--2.88%

Kimberly-Clark Corp.                                               2,893          172,567

Procter & Gamble Co. (The)                                         6,229          360,535

                                                                           --------------

                                                                                  533,102

                                                                           --------------

                                           TOTAL CONSUMER STAPLES--8.49%        1,569,749

                                                                           --------------

ENERGY--

ENERGY EQUIPMENT & SERVICES--0.87%

Schlumberger Ltd.                                                  1,002           97,344

Weatherford International Ltd. *                                   1,780           64,436

                                                                           --------------

                                                                                  161,780

OIL & GAS--7.22%

Anadarko Petroleum Corp.                                             778   $       73,715

BP PLC ADR                                                         1,447           92,926

Chevron Corp.                                                      4,683          265,854

Exxon Mobil Corp.                                                 11,344          637,192

Kerr-McGee Corp.                                                     368           33,436

Royal Dutch Shell PLC ADR (Class A)                                3,780          232,432

                                                                           --------------

                                                                                1,335,555

                                                                           --------------

                                                     TOTAL ENERGY--8.09%        1,497,335

                                                                           --------------

FINANCIALS --

BANKS--8.08%

Bank of America Corp.                                              9,897          456,747

PNC Financial Services Group, Inc.                                 4,782          295,671

U.S. Bancorp                                                       8,425          251,823

Wachovia Corp.                                                     3,448          182,261

Washington Mutual, Inc.                                            2,113           91,915

Wells Fargo & Co.                                                  3,449          216,701

                                                                           --------------

                                                                                1,495,118

DIVERSIFIED FINANCIALS--6.58%

American Express Co.                                               2,558          131,635

Ameriprise Financial, Inc.                                           511           20,951

Citigroup Inc.                                                    10,566          512,768

Goldman Sachs Group, Inc. (The)                                      778           99,358

JPMorgan Chase & Co.                                               4,699          186,503

Morgan Stanley                                                     4,670          264,976

                                                                           --------------

                                                                                1,216,191

INSURANCE--5.77%

American International Group, Inc.                                 4,911          335,078

Brown & Brown, Inc.                                                3,558          108,661

Genworth Financial Inc. (Class A)                                  5,600          193,648

Prudential Financial, Inc.                                         3,335          244,089

St. Paul Travelers Companies, Inc. (The)                           4,166          186,095

                                                                           --------------

                                                                                1,067,571

                                                                           --------------

                                                TOTAL FINANCIALS--20.43%        3,778,880

                                                                           --------------

HEALTH CARE --

BIOTECHNOLOGY--2.62%

Amgen Inc. *                                                       2,892          228,063

Genentech, Inc. *                                                  2,779          257,057

                                                                           --------------

                                                                                  485,120

HEALTH CARE EQUIPMENT & SUPPLIES--2.63%

Beckman Coulter, Inc.                                              1,780          101,282

Biomet, Inc.                                                       2,400           87,768

Medtronic, Inc.                                                    3,559          204,892

Zimmer Holdings, Inc. *                                            1,368           92,258

                                                                           --------------

                                                                                  486,200

HEALTH CARE PROVIDERS & SERVICES--1.45%

McKesson Corp.                                                     3,446          177,779

Patterson Companies Inc. *                                         2,700           90,180

                                                                           --------------

                                                                                  267,959

PHARMACEUTICALS--5.19%

Bristol-Myers Squibb Co.                                           2,777           63,815

Johnson & Johnson                                                  6,115          367,512

Merck & Co. Inc.                                                   3,003           95,525

Pfizer Inc.                                                       15,283          356,400

Wyeth                                                              1,669           76,891

                                                                           --------------

                                                                                  960,143

                                                                           --------------

                                               TOTAL HEALTH CARE--11.89%        2,199,422

                                                                           --------------




                                                              SHARES           VALUE


COMMON STOCK



INDUSTRIALS--

AEROSPACE & DEFENSE--3.11%

Boeing Co. (The)                                                   2,637   $      185,223

Goodrich Corp.                                                     2,781          114,299

Honeywell International Inc.                                       2,128           79,268

Rockwell Collins, Inc.                                             2,300          106,881

United Technologies Corp.                                          1,600           89,456

                                                                           --------------

                                                                                  575,127

BUILDING PRODUCTS--0.50%

American Standard Companies Inc.                                   2,300           91,885



COMMERCIAL SERVICES & SUPPLIES--0.69%

Apollo Group, Inc. *                                               1,100           66,506

ServiceMaster Co. (The)                                            5,115           61,124

                                                                           --------------

                                                                                  127,630

CONSTRUCTION & ENGINEERING--0.61%

Cemex S.A. de C.V. ADR                                             1,893          112,312



INDUSTRIAL CONGLOMERATES--4.26%

3M Co.                                                             1,446          112,065

General Electric Co.                                              17,015          596,376

Tyco International Ltd.                                            2,800           80,808

                                                                           --------------

                                                                                  789,249

MACHINERY--1.30%

Danaher Corp.                                                      2,223          123,999

Illinois Tool Works Inc.                                           1,334          117,379

                                                                           --------------

                                                                                  241,378

                                                                           --------------

                                               TOTAL INDUSTRIALS--10.47%        1,937,581

                                                                           --------------

INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--2.88%

Cisco Systems, Inc. *                                             12,900          220,848

Motorola, Inc.                                                     9,337          210,923

Nokia Oyj ADR                                                      5,557          101,693

                                                                           --------------

                                                                                  533,464

COMPUTERS & PERIPHERALS--2.89%

Dell Inc. *                                                       10,195          305,748

EMC Corp. *                                                        4,626           63,006

Hewlett-Packard Co.                                                5,787          165,682

                                                                           --------------

                                                                                  534,436

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.12%

Agilent Technologies, Inc. *                                         665           22,138



INTERNET SOFTWARE & SERVICES--0.71%

Google Inc. (Class A) *                                              315          130,681



IT CONSULTING & SERVICES--0.73%

First Data Corp.                                                   2,225           95,697

SRA International, Inc. (Class A) *                                1,300           39,702

                                                                           --------------

                                                                                  135,399

SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.04%

Analog Devices, Inc.                                                 554           19,872

Intel Corp.                                                       13,344          333,066

KLA-Tencor Corp.                                                     443           21,853

Linear Technology Corp.                                            2,222           80,148

Maxim Integrated Products, Inc.                                      443           16,054

Texas Instruments Inc.                                             2,481           79,566

Xilinx, Inc.                                                         442           11,143

                                                                           --------------

                                                                                  561,702

SOFTWARE--3.75%

Cognos, Inc. *                                                     2,800   $       97,188

Electronic Arts Inc. *                                             1,336           69,886

Intuit Inc. *                                                        445           23,718

Microsoft Corp.                                                   14,652          383,150

Oracle Corp. *                                                     9,789          119,524

                                                                           --------------

                                                                                  693,466

                                                                           --------------

                                    TOTAL INFORMATION TECHNOLOGY--14.12%        2,611,286

                                                                           --------------

MATERIALS--

CHEMICALS--1.61%

Dow Chemical Co. (The)                                             2,669          116,956

Ecolab Inc.                                                        1,100           39,897

E.I. du Pont de Nemours and Co.                                    1,668           70,890

PPG Industries, Inc.                                               1,222           70,754

                                                                           --------------

                                                                                  298,497

CONTAINERS & PACKAGING--0.61%

Sealed Air Corp. *                                                 2,001          112,396



PAPER & FOREST PRODUCTS--0.20%

International Paper Co.                                            1,113           37,408

                                                                           --------------

                                                  TOTAL MATERIALS--2.42%          448,301

                                                                           --------------

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.89%

ALLTEL Corp.                                                       1,891          119,322

Sprint Nextel Corp.                                                6,533          152,611

Verizon Communications Inc.                                        2,556           76,987

                                                                           --------------

                                                                                  348,920

                                                                           --------------

                                 TOTAL TELECOMMUNICATION SERVICES--1.89%          348,920

                                                                           --------------

UTILITIES--

ELECTRIC UTILITIES--2.00%

Ameren Corp.                                                       1,778           91,105

Dominion Resources, Inc.                                             555           42,846

Exelon Corp.                                                       1,334           70,889

Southern Co. (The)                                                 2,890           99,792

Wisconsin Energy Corp.                                             1,668           65,152

                                                                           --------------

                                                                                  369,784

GAS UTILITIES--1.05%

El Paso Corp.                                                      4,781           58,137

Kinder Morgan, Inc.                                                  778           71,537

Sempra Energy                                                      1,447           64,883

                                                                           --------------

                                                                                  194,557

                                                                           --------------

                                                  TOTAL UTILITIES--3.05%          564,341

                                                                           --------------

                                              TOTAL COMMON STOCK--92.21%

                                                      (Cost $14,093,757)       17,057,503

                                                                           --------------


COMMERCIAL PAPER





                                                               FACE

                                                              AMOUNT            VALUE


DIVERSIFIED FINANCIALS--2.70%

Goldman Sachs Group Inc. (The), 4.36%, 01/03/06           $      500,000   $      499,879



ELECTRIC UTILITIES--2.11%

Boston Edison Co., 4.33%, 01/03/06                               391,000          390,906



FOOD PRODUCTS--2.89%

Kraft Foods Inc., 4.23%, 01/04/06                                535,000          534,811

                                                                           --------------

                                           TOTAL COMMERCIAL PAPER--7.70%

                                                       (Cost $1,425,596)        1,425,596

                                                                           --------------

                                               TOTAL INVESTMENTS--99.91%

                                                      (Cost $15,519,353)       18,483,099

                          CASH AND OTHER ASSETS, LESS LIABILITIES--0.09%           15,926

                                                                           --------------

                                                     NET ASSETS--100.00%   $   18,499,025

                                                                           ==============




*--Non-income producing securities



ABBREVIATIONS



ADR--American Depositary Receipt



[CHART]



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS





Consumer Discretionary                      11.37%

Consumer Staples                             8.49%

Energy                                       8.10%

Financials                                  20.45%

Health Care                                 11.90%

Industrials                                 10.48%

Information Technology                      14.13%

Materials                                    2.43%

Miscellaneous                                7.71%

Telecommunication Services                   1.89%

Utilities                                    3.05%




See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



GROWTH PORTFOLIO





ASSETS

Investments in securities, at value (Cost $15,519,353)                        $   18,483,099

Cash and cash equivalents                                                                652

Prepaid expenses                                                                       4,159

Receivable for:

  Dividends                                                                           23,516

  Capital stock sold                                                                   6,929

  Expense reimbursement                                                                  532

                                                                              --------------

                                                           TOTAL ASSETS           18,518,887

                                                                              --------------

LIABILITIES

Payable to investment adviser for fund expenses                                        3,850

Accrued:

  Investment advisory fee                                                              7,946

  Administrative service fee                                                           3,973

Other liabilities                                                                      4,093

                                                                              --------------

                                                      TOTAL LIABILITIES               19,862

                                                                              --------------

                                                             NET ASSETS       $   18,499,025

                                                                              ==============

The components of net assets:

  Capital paid-in                                                             $   17,210,047

  Accumulated net realized loss on investments                                    (1,674,768)

  Net unrealized appreciation of investments                                       2,963,746

                                                                              --------------

Net Assets                                                                    $   18,499,025

                                                                              ==============

SHARES OUTSTANDING ($.01 par value per share)                                     11,764,620

                                                                              ==============

NET ASSET VALUE PER SHARE                                                     $         1.57

                                                                              ==============

Shares Authorized                                                                115,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



GROWTH PORTFOLIO





INVESTMENT INCOME

Dividends (Net of foreign tax withheld of $2,135)                             $      328,298

Interest                                                                              41,588

                                                                              --------------

                                                TOTAL INVESTMENT INCOME              369,886

                                                                              --------------

EXPENSES

Investment advisory fee                                                               91,314

Administrative service fee                                                            45,657

Professional fees                                                                      7,517

Custody and transaction fees                                                          15,208

Directors' fees and expenses                                                           2,504

Compliance expenses                                                                    2,812

Registration fees                                                                      1,828

Insurance expenses                                                                     7,696

                                                                              --------------

                                                         TOTAL EXPENSES              174,536

                                               LESS EXPENSES REIMBURSED              (15,629)

                                                                              --------------

                                                           NET EXPENSES              158,907

                                                                              --------------

INVESTMENT INCOME--NET                                                               210,979

                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on investments                                                 1,490,279

  Change in unrealized depreciation of investments                                (1,133,254)

                                                                              --------------

NET GAIN ON INVESTMENTS                                                              357,025

                                                                              --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $      568,004

                                                                              ==============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



GROWTH PORTFOLIO





                                                                          YEAR ENDED

                                                                         DECEMBER 31,

                                                               --------------------------------

                                                                    2005              2004

                                                               --------------    --------------


     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

       Investment income--net                                  $      210,979    $      214,771

       Net realized gain (loss) on investments                      1,490,279           (17,056)

       Change in unrealized appreciation (depreciation)            (1,133,254)        1,149,271

                                                               --------------    --------------

       Net increase in net assets resulting from operations           568,004         1,346,986



     DISTRIBUTIONS TO SHAREHOLDERS FROM

       Investment income--net                                        (210,985)         (214,788)



     CAPITAL SHARE TRANSACTIONS--Net                                 (374,782)          685,487

                                                               --------------    --------------

     TOTAL INCREASE (DECREASE)                                        (17,763)        1,817,685

     NET ASSETS

       Beginning of year                                           18,516,788        16,699,103

                                                               --------------    --------------

       End of year                                             $   18,499,025    $   18,516,788

                                                               ==============    ==============




FINANCIAL HIGHLIGHTS



GROWTH PORTFOLIO





                                                                                    YEAR ENDED DECEMBER 31,

                                                                  ----------------------------------------------------------

                                                                     2005        2004        2003        2002         2001

                                                                  ---------   ---------   ---------   ---------    ---------


   Selected data for a share of capital stock outstanding

     throughout the years indicated.

   Net asset value, beginning of year                             $    1.54   $    1.45   $    1.15   $    1.60    $    1.93

   Income from investment operations

     Investment income--net                                            0.02        0.02        0.01        0.01         0.02

     Net realized and unrealized gain (loss) on investments            0.03        0.09        0.30       (0.45)       (0.33)

                                                                  ---------   ---------   ---------   ---------    ---------

                           Total from investment operations            0.05        0.11        0.31       (0.44)       (0.31)

   Less distributions

     Investment income--net                                           (0.02)      (0.02)      (0.01)      (0.01)       (0.02)

                                                                  ---------   ---------   ---------   ---------    ---------

                                        Total distributions           (0.02)      (0.02)      (0.01)      (0.01)       (0.02)

                                                                  ---------   ---------   ---------   ---------    ---------

   Net asset value, end of year                                   $    1.57   $    1.54   $    1.45   $    1.15    $    1.60

                                                                  =========   =========   =========   =========    =========

   Total return                                                        3.13%       7.45%      27.07%     (27.61)%     (16.12)%

                                                                  =========   =========   =========   =========    =========

   RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

   Net assets, end of year (000's omitted)                        $  18,499   $  18,517   $  16,699   $  13,099    $  17,856

   Ratio of expenses with reimbursement to average net

     assets (1)                                                        0.87%       0.87%       0.87%       0.87%        0.87%

   Ratio of expenses without reimbursement to average net

     assets                                                            0.96%       0.90%       0.93%       0.94%        0.97%

   Ratio of net investment income to average net assets                1.16%       1.24%       0.90%       0.62%        1.11%

   Portfolio turnover rate                                            34.92%       1.23%      30.15%     108.13%       33.57%




(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the

     Growth Portfolio until April 30, 2007.



See notes to financial statements.

AMERICAN NATIONAL EQUITY INCOME PORTFOLIO



MANAGER DISCUSSION



The Equity Income Portfolio's objective continues to be providing dividend income, along with an opportunity for increased share price over time. The portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. In 2005, the portfolio produced a return of +2.28%, after portfolio expenses, but before product specific charges. Over that same time frame, the major equity market indices also posted positive performance as evidenced by the price-only returns on the Nasdaq (+1.37%) and the total return on the S&P 500

(+4.91%); the Dow Jones Industrial Average, however, posted a decline of -0.61%.

The portfolio has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the portfolio is 2.4% (before expenses) versus 1.8% for the S&P 500.



The best performing sectors in the S&P 500 in 2005 were Energy (up 31%),

Utilities (up 17%), Healthcare (up 6%), and Financials (up 6%); while the worst performing sectors were Consumer Discretionary (down 6%) and Telecommunications

Services (down 6%). Within the portfolio's holdings, the strongest performance was recorded in the Utilities, Energy, and Financials sectors. In the Utilities and Energy sectors, rising energy costs have continued to be passed on to consumers allowing improved revenues for nearly all associated companies.

Telecommunications Services was a problematic sector in 2005 due to increased competition for services and customers from the cable companies. Stock selectivity in the Technology and Industrials sectors boosted performance,

whereas selectivity in Healthcare, Energy and Consumer Staples hampered performance. The portfolio's strongest performers were in the Energy sector and included names such as Schlumberger, Weatherford International, and Anadarko

Petroleum. Names which hampered performance included Verizon

(Telecommunications), and Comcast (Consumer Discretionary).



Going forward, the portfolio is overweight in the Financials, Energy, and

Consumer Staples market sectors. Due to the strong dividend yields found in the

Financial sector overall, that sector continues to represent approximately one quarter of the portfolio's holdings. For the Equity Income Portfolio, we utilize the same conservative and defensive stock selection disciplines used in the

Balanced and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations.



We expect single digit returns again for 2006 and will be buyers on extended market dips. We anticipate the Federal Reserve to continue raising rates through the first half of 2006, and this should dampen return potential by holding down price-to-earnings ratios. When the stock market is producing low single digit returns, dividends as a component of total return become even more important. We continue to scour the markets to locate high dividend yielding stocks (which we view as selling at a discount) to boost the yield of the portfolio.



The Equity Income Portfolio is well positioned, in our opinion, for the expected low digit returns in the stock market. We are currently heavy on Energy,

Financials, and Consumer Staples, while also providing exposure to areas of the economy that will benefit from the continued recovery (Technology, Industrials and Consumer Discretionary). The portfolio continues to strive to maintain a strong dividend yield by holding a diversified collection of value stocks while maintaining low turnover, with the potential for share price appreciation over time.



Sincerely,



Andrew R. Duncan, CFA

Portfolio Manager, Equity Income Portfolio

[CHART]



 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EQUITY INCOME PORTFOLIO,

                   LIPPER EQUITY INCOME INDEX AND THE S&P 500



AVERAGE ANNUAL RETURNS





 1 YEAR     2.28%

 5 YEAR     1.10%

10 YEAR     8.74%






                LIPPER EQUITY INCOME INDEX           S&P 500        EQUITY INCOME PORTFOLIO


  1/1/1996                $ 10,000                   $ 10,000               $ 10,000

12/31/1996                $ 11,797                   $ 12,296               $ 11,769

12/31/1997                $ 15,001                   $ 13,698               $ 14,406

12/31/1998                $ 16,767                   $ 21,084               $ 16,308

12/31/1999                $ 17,470                   $ 25,522               $ 18,692

12/31/2000                $ 18,773                   $ 23,198               $ 21,426

12/31/2001                $ 17,797                   $ 20,441               $ 19,186

12/31/2002                $ 14,872                   $ 15,923               $ 16,832

12/31/2003                $ 18,713                   $ 20,492               $ 20,547

12/31/2004                $ 21,150                   $ 22,720               $ 22,601

12/31/2005                $ 22,377                   $ 23,831               $ 23,117




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES

NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN

INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR

LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE

COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME

AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL

AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.



The Equity Income Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by

American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American

National variable product prospectus for a complete listing of these expenses.

The Portfolio's shares are available exclusively as a funding vehicle for

American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2005



EQUITY INCOME PORTFOLIO





                                                              SHARES           VALUE


COMMON STOCK



CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--1.21%

Starwood Hotels & Resorts Worldwide, Inc.                          4,302   $      274,726



HOUSEHOLD DURABLES--1.71%

Newell Rubbermaid Inc.                                             3,969           94,383

Stanley Works (The)                                                3,531          169,629

Tupperware Brands Corp.                                            5,517          123,581

                                                                           --------------

                                                                                  387,593

MEDIA--4.70%

Comcast Corp. (Special Class A) *                                  2,800           71,932

Comcast Corp. (Class A) *                                          3,197           82,994

News Corp. (Class A)                                               6,062           94,264

Time Warner Inc.                                                  21,070          367,461

Viacom Inc. (Class B) *                                            4,522          147,417

Walt Disney Co. (The)                                             12,576          301,447

                                                                           --------------

                                                                                1,065,515

MULTI-LINE RETAIL--0.77%

Kohl's Corp. *                                                     1,103           53,606

Target Corp.                                                       2,208          121,374

                                                                           --------------

                                                                                  174,980

SPECIALTY RETAIL--2.91%

Best Buy Co., Inc.                                                 3,144          136,701

Limited Brands, Inc.                                               7,057          157,724

Lowe's Companies, Inc.                                             3,419          227,910

Staples, Inc.                                                      6,118          138,940

                                                                           --------------

                                                                                  661,275

                                                                           --------------

                                    TOTAL CONSUMER DISCRETIONARY--11.30%        2,564,089

                                                                           --------------

CONSUMER STAPLES--

BEVERAGES--2.75%

Coca-Cola Co. (The)                                                4,965          200,139

PepsiCo, Inc.                                                      7,169          423,545

                                                                           --------------

                                                                                  623,684

FOOD PRODUCTS--1.29%

H.J. Heinz Co.                                                     3,641          122,775

McCormick & Co., Inc.                                              3,420          105,746

Sensient Technologies Corp.                                        3,533           63,241

                                                                           --------------

                                                                                  291,762

FOOD & DRUG RETAILING--2.16%

Wal-Mart Stores, Inc.                                             10,482          490,558



HOUSEHOLD PRODUCTS--2.58%

Kimberly-Clark Corp.                                               2,537          151,332

Procter & Gamble Co. (The)                                         7,501          434,158

                                                                           --------------

                                                                                  585,490

TOBACCO--1.88%

Altria Group, Inc.                                                 2,759          206,152

Reynolds American Inc.                                             2,317          220,880

                                                                           --------------

                                                                                  427,032

                                                                           --------------

                                          TOTAL CONSUMER STAPLES--10.66%        2,418,526

                                                                           --------------

ENERGY--

ENERGY EQUIPMENT & SERVICES--1.71%

Schlumberger Ltd.                                                  2,097          203,723

Weatherford International Ltd. *                                   5,078          183,824

                                                                           --------------

                                                                                  387,547

OIL & GAS--8.57%

Anadarko Petroleum Corp.                                           3,043   $      288,324

BP PLC ADR                                                         3,310          212,568

Chevron Corp.                                                      7,003          397,560

Enterprise Products Partners L.P.                                  2,096           50,325

Exxon Mobil Corp.                                                 12,576          706,394

Kerr-McGee Corp.                                                     879           79,866

Royal Dutch Shell PLC ADR (Class A)                                3,419          210,234

                                                                           --------------

                                                                                1,945,271

                                                                           --------------

                                                    TOTAL ENERGY--10.28%        2,332,818

                                                                           --------------

FINANCIALS--

BANKS--8.44%

AmSouth Bancorporation                                             4,306          112,860

Bank of America Corp.                                              9,928          458,177

KeyCorp                                                            3,311          109,031

PNC Financial Services Group, Inc.                                 6,066          375,061

U.S. Bancorp                                                      12,135          362,715

Washington Mutual, Inc.                                            2,648          115,188

Wells Fargo & Co.                                                  6,066          381,127

                                                                           --------------

                                                                                1,914,159

DIVERSIFIED FINANCIALS--6.04%

Allied Capital Corp.                                               4,085          119,976

Citigroup Inc.                                                    12,833          622,785

Morgan Stanley                                                     2,205          125,112

Principal Financial Group, Inc.                                    3,529          167,380

Weingarten Realty Investors                                        8,851          334,656

                                                                           --------------

                                                                                1,369,909

INSURANCE--6.30%

Allstate Corp. (The)                                               2,427          131,228

American International Group, Inc.                                 6,730          459,188

Genworth Financial Inc. (Class A)                                  6,800          235,144

Marsh & McLennan Companies, Inc.                                   3,640          115,606

Prudential Financial, Inc.                                         4,000          292,760

St. Paul Travelers Companies, Inc. (The)                           4,393          196,235

                                                                           --------------

                                                                                1,430,161

REAL ESTATE--4.54%

Health Care Property Investors, Inc.                              12,794          327,015

Plum Creek Timber Co., Inc.                                        8,494          306,209

Public Storage, Inc.                                               5,848          396,027

                                                                           --------------

                                                                                1,029,251

                                                                           --------------

                                                TOTAL FINANCIALS--25.32%        5,743,480

                                                                           --------------

HEALTH CARE--

BIOTECHNOLOGY--0.80%

Amgen Inc. *                                                       2,300          181,378



HEALTH CARE EQUIPMENT & SUPPLIES--1.51%

Beckman Coulter, Inc.                                              2,152          122,449

Biomet, Inc.                                                       3,100          113,367

Zimmer Holdings, Inc. *                                            1,573          106,083

                                                                           --------------

                                                                                  341,899

HEALTH CARE PROVIDERS & SERVICES--0.93%

Health Management Associates, Inc. (Class A)                       4,412           96,888

Patterson Companies Inc. *                                         3,400          113,560

                                                                           --------------

                                                                                  210,448

PHARMACEUTICALS--6.89%

Allergan, Inc.                                                     1,874          202,317




                                                              SHARES           VALUE


COMMON STOCK



Bristol-Myers Squibb Co.                                           6,841   $      157,206

Johnson & Johnson                                                  7,832          470,703

Merck & Co. Inc.                                                   5,847          185,993

Pfizer Inc.                                                       16,481          384,337

Wyeth                                                              3,529          162,581

                                                                           --------------

                                                                                1,563,137

                                                                           --------------

                                               TOTAL HEALTH CARE--10.13%        2,296,862

                                                                           --------------

INDUSTRIALS--

AEROSPACE & DEFENSE--1.48%

United Technologies Corp.                                          6,000          335,460



BUILDING PRODUCTS--0.41%

American Standard Companies Inc.                                   2,300           91,885



COMMERCIAL SERVICES & SUPPLIES--1.21%

Banta Corp.                                                        3,200          159,360

ServiceMaster Co. (The)                                            9,600          114,720

                                                                           --------------

                                                                                  274,080

INDUSTRIAL CONGLOMERATES--5.71%

3M Co.                                                             1,986          153,915

General Electric Co.                                              21,456          752,033

Textron Inc.                                                       3,600          277,128

Tyco International Ltd.                                            3,900          112,554

                                                                           --------------

                                                                                1,295,630

MACHINERY--1.16%

Danaher Corp.                                                      2,300          128,294

Illinois Tool Works Inc.                                           1,544          135,857

                                                                           --------------

                                                                                  264,151

                                                                           --------------

                                                TOTAL INDUSTRIALS--9.97%        2,261,206

                                                                           --------------

INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--1.53%

Cisco Systems, Inc. *                                             13,000          222,560

Nokia Oyj ADR                                                      6,836          125,099

                                                                           --------------

                                                                                  347,659

COMPUTERS & PERIPHERALS--0.65%

Hewlett-Packard Co.                                                5,200          148,876



IT CONSULTING & SERVICES--0.57%

First Data Corp.                                                   3,000          129,030



SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.92%

Intel Corp.                                                       14,228          355,131

Linear Technology Corp.                                            2,207           79,606

                                                                           --------------

                                                                                  434,737

SOFTWARE--2.86%

Electronic Arts Inc. *                                             1,655           86,573

Microsoft Corp.                                                   21,511          562,513

                                                                           --------------

                                                                                  649,086

                                                                           --------------

                                     TOTAL INFORMATION TECHNOLOGY--7.53%        1,709,388

                                                                           --------------

MATERIALS--

CHEMICALS--1.51%

Dow Chemical Co. (The)                                             3,088          135,316

Ecolab Inc.                                                        1,300           47,151

E.I. du Pont de Nemours and Co.                                    2,096           89,080

PPG Industries, Inc.                                               1,215           70,349

                                                                           --------------

                                                                                  341,896

CONTAINERS & PACKAGING--0.63%

Sealed Air Corp. *                                                 2,538   $      142,559



METALS & MINING--0.45%

Alcoa Inc.                                                         3,420          101,129



PAPER & FOREST PRODUCTS--0.11%

International Paper Co.                                              770           25,880

                                                                           --------------

                                                  TOTAL MATERIALS--2.70%          611,464

                                                                           --------------

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--2.38%

AT&T Inc.                                                          4,743          116,156

ALLTEL Corp.                                                       1,875          118,313

Sprint Nextel Corp.                                                9,503          221,990

Verizon Communications Inc.                                        2,769           83,402

                                                                           --------------

                                                                                  539,861

                                                                           --------------

                                 TOTAL TELECOMMUNICATION SERVICES--2.38%          539,861

                                                                           --------------

UTILITIES --

ELECTRIC UTILITIES--3.18%

Ameren Corp.                                                       3,088          158,229

Constellation Energy Group                                         4,855          279,648

Entergy Corp.                                                        800           54,920

Exelon Corp.                                                       1,767           93,898

Southern Co. (The)                                                 1,875           64,744

Xcel Energy, Inc.                                                  3,800           70,148

                                                                           --------------

                                                                                  721,587

                                                                           --------------

                                                  TOTAL UTILITIES--3.18%          721,587

                                                                           --------------

                                              TOTAL COMMON STOCK--93.45%

                                                      (Cost $18,709,276)       21,199,281

                                                                           --------------




                                                               FACE

                                                              AMOUNT


COMMERCIAL PAPER



DIVERSIFIED FINANCIALS--2.88%

Goldman Sachs Group Inc. (The), 4.36%, 01/03/06           $      653,000          652,842



FOOD PRODUCTS--3.55%

Kraft Foods Inc., 4.23%, 01/04/06                                806,000          805,716

                                                                           --------------

                                           TOTAL COMMERCIAL PAPER--6.43%

                                                       (Cost $1,458,558)        1,458,558

                                                                           --------------

                                               TOTAL INVESTMENTS--99.88%

                                                      (Cost $20,167,834)       22,657,839

                          CASH AND OTHER ASSETS, LESS LIABILITIES--0.12%           28,223

                                                                           --------------

                                                     NET ASSETS--100.00%   $   22,686,062

                                                                           ==============




*--Non-income producing security



ABBREVIATIONS

ADR--American Depositary Receipt



See notes to financial statements.

[CHART]



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS





Consumer Discretionary                      11.32%

Consumer Staples                            10.67%

Energy                                      10.30%

Financials                                  25.35%

Health Care                                 10.14%

Industrials                                  9.98%

Information Technology                       7.54%

Materials                                    2.70%

Miscellaneous                                6.44%

Telecommunication Services                   2.38%

Utilities                                    3.18%


STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



EQUITY INCOME PORTFOLIO





ASSETS

Investments in securities, at value (Cost $20,167,834)                        $   22,657,839

Cash and cash equivalents                                                                746

Prepaid expenses                                                                       5,180

Receivable for:

  Dividends                                                                           41,405

  Capital stock sold                                                                   3,111

  Expense reimbursement                                                                  953

                                                                              --------------

                                                               TOTAL ASSETS       22,709,234

                                                                              --------------

LIABILITIES

Capital stock reacquired                                                                 363

Payable to investment adviser for fund expenses                                        4,090

Accrued:

  Investment advisory fee                                                              9,744

  Administrative service fee                                                           4,872

Other liabilities                                                                      4,103

                                                                              --------------

                                                          TOTAL LIABILITIES           23,172

                                                                              --------------

                                                                 NET ASSETS   $   22,686,062

                                                                              ==============

The components of net assets:

  Capital paid-in                                                             $   20,196,099

  Accumulated net realized loss on investments                                           (42)

  Net unrealized appreciation of investments                                       2,490,005

                                                                              --------------

Net Assets                                                                    $   22,686,062

                                                                              ==============

SHARES OUTSTANDING ($.01 par value per share)                                     13,434,568

                                                                              ==============

NET ASSET VALUE PER SHARE                                                     $         1.69

                                                                              ==============

Shares Authorized                                                                120,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



EQUITY INCOME PORTFOLIO





INVESTMENT INCOME

Dividends (Net of foreign tax withheld of $2,510)                             $      497,433

Interest                                                                              54,556

                                                                              --------------

                                                    TOTAL INVESTMENT INCOME          551,989

                                                                              --------------

EXPENSES

Investment advisory fee                                                              113,390

Administrative service fee                                                            56,695

Professional fees                                                                      7,518

Custody and transaction fees                                                          14,213

Directors' fees and expenses                                                           2,504

Compliance expenses                                                                    3,546

Registration fees                                                                      1,827

Insurance expenses                                                                    10,360

                                                                              --------------

                                                             TOTAL EXPENSES          210,053

                                                   LESS EXPENSES REIMBURSED          (30,913)

                                                                              --------------

                                                               NET EXPENSES          179,140

                                                                              --------------

INVESTMENT INCOME--NET                                                               372,849

                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on investments                                                   834,769

  Change in unrealized depreciation of investments                                  (661,359)

                                                                              --------------

NET GAIN ON INVESTMENTS                                                              173,410

                                                                              --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $      546,259

                                                                              ==============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



EQUITY INCOME PORTFOLIO





                                                                         YEAR ENDED

                                                                        DECEMBER 31,

                                                              -------------------------------

                                                                   2005             2004

                                                              --------------   --------------


     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

       Investment income--net                                 $      372,849   $      388,279

       Net realized gain (loss) on investments                       834,769         (221,426)

       Change in unrealized appreciation (depreciation)             (661,359)       1,818,110

                                                              --------------   --------------

       Net increase in net assets resulting from operations          546,259        1,984,963



     DISTRIBUTIONS TO SHAREHOLDERS FROM

       Investment income--net                                       (372,851)        (388,292)

       Capital gains                                                (520,851)              --

                                                              --------------   --------------

       Total distributions to shareholders                          (893,702)        (388,292)



     CAPITAL SHARE TRANSACTIONS--Net                                (307,560)         786,011

                                                              --------------   --------------

     TOTAL INCREASE (DECREASE)                                      (655,003)       2,382,682

     NET ASSETS

       Beginning of year                                          23,341,065       20,958,383

                                                              --------------   --------------

       End of year                                            $   22,686,062   $   23,341,065

                                                              ==============   ==============




FINANCIAL HIGHLIGHTS



EQUITY INCOME PORTFOLIO





                                                                                    YEAR ENDED DECEMBER 31,

                                                                  ----------------------------------------------------------

                                                                     2005        2004        2003        2002         2001

                                                                  ---------   ---------   ---------   ---------    ---------


   Selected data for a share of capital stock outstanding

     throughout the years indicated.

   Net asset value, beginning of year                             $    1.72   $    1.60   $    1.30   $    1.61    $    1.90

   Income from investment operations

     Investment income--net                                            0.03        0.03        0.02        0.02         0.03

     Net realized and unrealized gain (loss) on investments            0.01        0.12        0.30       (0.25)       (0.25)

                                                                  ---------   ---------   ---------   ---------    ---------

                               Total from investment operations        0.04        0.15        0.32       (0.23)       (0.22)

   Less distributions

     Investment income--net                                           (0.03)      (0.03)      (0.02)      (0.02)       (0.03)

     Capital gains                                                    (0.04)         --          --       (0.06)       (0.04)

                                                                  ---------   ---------   ---------   ---------    ---------

                                            Total distributions       (0.07)      (0.03)      (0.02)      (0.08)       (0.07)

                                                                  ---------   ---------   ---------   ---------    ---------

   Net asset value, end of year                                   $    1.69   $    1.72   $    1.60   $    1.30    $    1.61

                                                                  =========   =========   =========   =========    =========

   Total return                                                        2.28%       9.31%      24.73%     (14.14)%     (11.79)%

                                                                  =========   =========   =========   =========    =========



   RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

   Net assets, end of year (000's omitted)                        $  22,686   $  23,341   $  20,958   $  17,183    $  21,153

   Ratio of expenses with reimbursement to average net assets (1)      0.79%       0.79%       0.79%       0.85%        0.90%

   Ratio of expenses without reimbursement to average net assets       0.93%       0.87%       0.89%       0.91%        0.90%

   Ratio of net investment income to average net assets                1.64%       1.79%       1.49%       1.41%        1.69%

   Portfolio turnover rate                                            25.57%       5.33%      24.22%      32.23%       33.28%




(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the

     Equity Income Portfolio until April 30, 2007.



See notes to financial statements.

AMERICAN NATIONAL BALANCED PORTFOLIO



MANAGER DISCUSSION



The Balanced Portfolio continues to be positioned as the lowest risk portfolio in the Equity Portfolios group. The portfolio strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of stocks of well-known companies, as well as bonds and money market instruments.

In 2005, the portfolio's conservative blend of about 65% stocks, 30% bonds and

5% money market instruments served the portfolio well. The equity portion of the portfolio produced a total return (capital appreciation and dividend income) of approximately +0.21%, while the bond portion of the portfolio returned approximately +4.29%. Overall in 2005, the portfolio produced a total return of

+0.46%, after portfolio expenses, but before product specific charges. Over that same time frame, the major equity market indices also posted positive performance as evidenced by the price-only returns on the Nasdaq (+1.37%) and the total return on the S&P 500 (+4.91%); the Dow Jones Industrial Average,

however, posted a decline of -0.61%. Small-Cap stocks also performed well during the year with the Russell 2000 Index returning +3.32%. The U.S. Bond Market, as measured by the Lehman Brothers Intermediate Government/Credit Index, offered a total return of 1.57%.



The best performing sectors in the S&P 500 in 2005 were Energy (up 31%),

Utilities (up 17%), Healthcare (up 6%), and Financials (up 6%); while the worst performing sectors were Consumer Discretionary (down 6%) and Telecommunications

Services (down 6%). Within the portfolio's holdings, the strongest performance was recorded in the Utilities, Energy, and Financials sectors. In the Utilities and Energy sectors, rising energy costs have continued to be passed on to consumers allowing improved revenues for nearly all associated companies.

Telecommunications Services was a problematic sector in 2005 due to increased competition for services and customers from the cable companies. Stock selectivity in the Consumer Discretionary sector boosted performance, whereas selectivity in Technology, Energy and Consumer Staples hampered performance. The portfolio's strongest performers were in the Energy sector and included names such as Schlumberger, Weatherford International, and Anadarko Petroleum. Names

which hampered performance included Verizon (Telecommunications), and Comcast

(Consumer Discretionary).



Going forward, the portfolio is slightly overweight in the Financials and

Consumer Staples market sectors. Within the equity portion of the portfolio, we utilize the same conservative and defensive stock selection disciplines used in the Equity Income and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations. Within the portfolio's fixed income holdings, we continue structuring maturities at the short-term end of the yield curve in order to shorten overall duration, thereby reducing our sensitivity to interest rate movements.



We expect single digit returns again for 2006 and will be buyers on extended market dips. We anticipate the Federal Reserve to continue raising rates through the first half of 2006, and this should dampen return potential by holding down price-to-earnings ratios. When the stock market is producing low single digit returns, large capitalization stocks tend to perform better than mid/small cap stocks as investors seek stability in earnings. As such, we have been rotating the portfolio's holdings toward larger capitalization stocks, while focusing on stocks selling below what we deem to be the underlying intrinsic value.



Interest rates continue to rise from historical lows, albeit at a pace determined by the Federal Reserve. As rates continue to climb, the portfolio's fixed income maturities will be rotated into longer maturity assets, which should improve the portfolio's yield. This process must be undertaken methodically as longer duration assets are more sensitive to interest rate movements. With this in mind we will be working to improve the yield while minimizing the impact of higher rates on existing fixed income holdings.



The Balanced Portfolio is well positioned, in our opinion, for the expected low single-digit equity returns. We are currently heavy on Financials and Consumer

Staples, while also providing exposure to areas of the economy that will benefit from the continued recovery (Technology and Consumer Cyclicals). This positioning should provide upside for the equity portion, while the fixed income portion helps protect the overall portfolio value from the potentially sustained market correction.



Sincerely



Andrew R. Duncan, CFA

Portfolio Manager, Balanced Portfolio

[CHART]



   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BALANCED PORTFOLIO,

                   LIPPER BALANCED FUND INDEX AND THE S&P 500



AVERAGE ANNUAL RETURNS





 1 YEAR       0.46%

 5 YEAR       2.65%

10 YEAR       7.13%






            LIPPER BALANCED FUND INDEX     S&P 500    BALANCED PORTFOLIO


  1/1/1996         $     10,000         $     10,000     $     10,000

12/31/1996         $     11,305         $     12,296     $     11,223

12/31/1997         $     13,600         $     13,698     $     13,333

12/31/1998         $     15,652         $     21,084     $     15,140

12/31/1999         $     17,057         $     25,522     $     16,345

12/31/2000         $     17,464         $     23,198     $     17,359

12/31/2001         $     16,899         $     20,441     $     16,560

12/31/2002         $     15,093         $     15,923     $     15,706

12/31/2003         $     18,101         $     20,492     $     18,699

12/31/2004         $     19,728         $     22,720     $     19,828

12/31/2005         $     20,754         $     23,831     $     19,919




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES

NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN

INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR

LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE

COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME

AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL

AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.



The Balanced Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by

American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American

National variable product prospectus for a complete listing of these expenses.

The Portfolio's shares are available exclusively as a funding vehicle for

American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2005



BALANCED PORTFOLIO





                                                              SHARES           VALUE


COMMON STOCK



CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--0.84%

Starwood Hotels & Resorts Worldwide, Inc.                          1,902   $      121,462



HOUSEHOLD DURABLES--0.87%

Newell Rubbermaid Inc.                                             1,897           45,111

Stanley Works (The)                                                1,661           79,794

                                                                           --------------

                                                                                  124,905



LEISURE EQUIPMENT & PRODUCTS--0.67%

Brunswick Corp.                                                    2,375           96,568



MEDIA--2.40%

Comcast Corp. (Class A) *                                          1,427           37,045

Comcast Corp. (Special Class A) *                                    951           24,431

News Corp. (Class A)                                               2,730           42,452

Time Warner Inc.                                                   4,041           70,475

Viacom Inc. (Class B)                                              1,782           58,093

Walt Disney Co. (The)                                              4,750          113,858

                                                                           --------------

                                                                                  346,354



MULTI-LINE RETAIL--0.94%

J.C. Penney Co., Inc.                                              1,068           59,381

Kohl's Corp. *                                                       474           23,036

Target Corp.                                                         950           52,221

                                                                           --------------

                                                                                  134,638



SPECIALTY RETAIL--1.25%

Limited Brands, Inc.                                               3,803           84,997

Lowe's Companies, Inc.                                             1,426           95,057

                                                                           --------------

                                                                                  180,054

                                                                           --------------

                                     TOTAL CONSUMER DISCRETIONARY--6.97%        1,003,981

                                                                           --------------



CONSUMER STAPLES--

BEVERAGES--1.30%

Coca-Cola Co. (The)                                                2,732          110,127

PepsiCo. Inc.                                                      1,307           77,218

                                                                           --------------

                                                                                  187,345



FOOD PRODUCTS--1.34%

H.J. Heinz Co.                                                     1,307           44,072

McCormick & Co., Inc.                                              2,615           80,856

Sensient Technologies Corp.                                        3,800           68,020

                                                                           --------------

                                                                                  192,948



FOOD & DRUG RETAILING--1.49%

Wal-Mart Stores, Inc.                                              4,575          214,110



HOUSEHOLD PRODUCTS--2.30%

Kimberly-Clark Corp.                                               1,187           70,805

Procter & Gamble Co.                                               4,492          259,997

                                                                           --------------

                                                                                  330,802

                                                                           --------------

                                           TOTAL CONSUMER STAPLES--6.43%          925,205

                                                                           --------------



ENERGY--

ENERGY EQUIPMENT & SERVICES--0.82%

Schlumberger Ltd.                                                    594           57,707

Weatherford International Ltd. *                                   1,662           60,164

                                                                           --------------

                                                                                  117,871



OIL & GAS--5.36%

Anadarko Petroleum Corp.                                             832   $       78,832

BP PLC ADR                                                         2,410          154,770

Chevron Corp.                                                      3,607          204,769

Exxon Mobil Corp.                                                  5,938          333,537

                                                                           --------------

                                                                                  771,908

                                                                           --------------

                                                     TOTAL ENERGY--6.18%          889,779

                                                                           --------------



FINANCIALS--

BANKS--5.38%

Bank of America Corp.                                              6,296          290,560

PNC Financial Services Group, Inc.                                 2,850          176,215

U.S. Bancorp                                                       3,445          102,971

Wachovia Corp.                                                     1,781           94,144

Wells Fargo & Co.                                                  1,781          111,900

                                                                           --------------

                                                                                  775,790



DIVERSIFIED FINANCIALS--5.96%

American Express Co.                                               1,782           91,702

Ameriprise Financial Inc.                                            356           14,596

Citigroup Inc.                                                     6,533          317,046

Freddie Mac                                                        1,901          124,230

Goldman Sachs Group, Inc. (The)                                      475           60,662

JPMorgan Chase & Co.                                               2,405           95,454

Morgan Stanley                                                     2,732          155,014

                                                                           --------------

                                                                                  858,704



INSURANCE--3.79%

Allstate Corp. (The)                                                 951           51,421

American International Group, Inc.                                 2,587          176,511

Genworth Financial Inc. (Class A)                                  2,800           96,824

Marsh & McLennan Companies, Inc.                                   1,665           52,880

Prudential Financial, Inc.                                         2,137          156,407

St. Paul Travelers Companies, Inc. (The)                             290           12,954

                                                                           --------------

                                                                                  546,997

                                                                           --------------

                                                TOTAL FINANCIALS--15.13%        2,181,491

                                                                           --------------



HEALTH CARE--

BIOTECHNOLOGY--0.65%

Amgen Inc. *                                                       1,189           93,765



HEALTH CARE EQUIPMENT & SUPPLIES--1.02%

Beckman Coulter, Inc.                                              1,070           60,883

Biomet Inc.                                                        1,200           43,884

Zimmer Holdings, Inc. *                                              631           42,555

                                                                           --------------

                                                                                  147,322



HEALTH CARE PROVIDERS & SERVICES--0.63%

Health Management Associates, Inc. (Class A)                       2,020           44,359

Patterson Companies Inc. *                                         1,400           46,760

                                                                           --------------

                                                                                   91,119



PHARMACEUTICALS--6.25%

Abbott Laboratories                                                1,899           74,878

Allergan, Inc.                                                       712           76,868

Bristol-Myers Squibb Co.                                           2,615           60,093

Hospira, Inc. *                                                      168            7,187

Johnson & Johnson                                                  4,395          264,140

Merck & Co. Inc.                                                   2,615           83,183

Pfizer Inc.                                                       10,804          251,949

Wyeth                                                              1,782           82,097

                                                                           --------------

                                                                                  900,395

                                                                           --------------

                                                TOTAL HEALTH CARE--8.55%        1,232,601

                                                                           --------------




                                                              SHARES           VALUE


COMMON STOCK



INDUSTRIALS--

AEROSPACE & DEFENSE--0.81%

Goodrich Corp.                                                     1,545   $       63,500

Honeywell International Inc.                                       1,423           53,007

                                                                           --------------

                                                                                  116,507



AIR FREIGHT & COURIERS--0.37%

United Parcel Service, Inc. (Class B)                                713           53,582



BUILDING PRODUCTS--0.28%

American Standard Companies Inc.                                   1,000           39,950



COMMERCIAL SERVICES & SUPPLIES--1.06%

Banta Corp.                                                        2,257          112,399

ServiceMaster Co. (The)                                            3,330           39,793

                                                                           --------------

                                                                                  152,192



CONSTRUCTION & ENGINEERING--0.29%

Cemex S.A. de C.V. ADR                                               712           42,243



INDUSTRIAL CONGLOMERATES--2.81%

3M Co.                                                               831           64,402

General Electric Co.                                               9,738          341,317

                                                                           --------------

                                                                                  405,719



MACHINERY--0.93%

Danaher Corp.                                                      1,664           92,818

Illinois Tool Works Inc.                                             475           41,795

                                                                           --------------

                                                                                  134,613

                                                                           --------------

                                                TOTAL INDUSTRIALS--6.55%          944,806

                                                                           --------------



INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--1.54%

Cisco Systems, Inc. *                                              5,586           95,632

Motorola, Inc.                                                     3,092           69,848

Nokia Oyj ADR                                                      3,087           56,492

                                                                           --------------

                                                                                  221,972



COMPUTERS & PERIPHERALS--2.64%

Dell Inc. *                                                        5,907          177,151

EMC Corp. *                                                        8,194          111,602

Hewlett-Packard Co.                                                3,210           91,902

                                                                           --------------

                                                                                  380,655



SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.73%

Intel Corp.                                                        6,057          151,183

Linear Technology Corp.                                              593           21,390

Texas Instruments Inc.                                             1,188           38,099

Xilinx, Inc.                                                       1,546           38,975

                                                                           --------------

                                                                                  249,647



SOFTWARE--2.73%

Electronic Arts Inc. *                                               714           37,349

Microsoft Corp.                                                   11,282          295,024

Oracle Corp. *                                                     4,988           60,903

                                                                           --------------

                                                                                  393,276

                                                                           --------------

                                     TOTAL INFORMATION TECHNOLOGY--8.64%        1,245,550

                                                                           --------------



MATERIALS--

CHEMICALS--1.11%

Dow Chemical Co. (The)                                             1,307           57,273

Ecolab Inc.                                                          600           21,762

E.I. du Pont de Nemours and Co.                                      950           40,375

PPG Industries, Inc.                                                 713           41,283

                                                                           --------------

                                                                                  160,693



CONTAINERS & PACKAGING--0.46%

Sealed Air Corp. *                                                 1,187   $       66,674



METALS & MINING--0.27%

Alcoa Inc.                                                         1,305           38,589



PAPER & FOREST PRODUCTS--0.14%

International Paper Co.                                              593           19,931

                                                                           --------------

                                                  TOTAL MATERIALS--1.98%          285,887

                                                                           --------------



TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.59%

ALLTEL Corp.                                                       1,069           67,454

Sprint Nextel Corp.                                                4,842          113,109

Verizon Communications Inc.                                        1,634           49,216

                                                                           --------------

                                                                                  229,779



WIRELESS TELECOMMUNICATION SERVICES--0.41%

Vodafone Group PLC ADR                                             2,734           58,699

                                                                           --------------

                                 TOTAL TELECOMMUNICATION SERVICES--2.00%          288,478

                                                                           --------------



UTILITIES--

ELECTRIC UTILITIES--2.50%

Ameren Corp.                                                       1,782           91,310

CenterPoint Energy, Inc.                                           2,727           35,042

Constellation Energy Group                                         2,614          150,566

Exelon Corp.                                                         592           31,459

Southern Co. (The)                                                   712           24,585

Wisconsin Energy Corp.                                               714           27,889

                                                                           --------------

                                                                                  360,851

                                                                           --------------

                                                  TOTAL UTILITIES--2.50%          360,851

                                                                           --------------

                                              TOTAL COMMON STOCK--64.93%

                                                       (Cost $8,409,706)        9,358,629

                                                                           --------------




                                                               FACE

                                                              AMOUNT


BONDS AND NOTES



CONSUMER DISCRETIONARY--

AUTO COMPONENTS--0.71%

TRW Inc., 6.30%, 05/15/08                                 $      100,000          101,977



AUTOMOBILES--0.84%

DaimlerChrysler NA Hldg, 7.20%, 09/01/09                         115,000          121,618



PERSONAL PRODUCTS--2.24%

Avon Products Inc., 7.15%, 11/15/09                              300,000          322,179

                                                                           --------------

                                     TOTAL CONSUMER DISCRETIONARY--3.79%          545,774

                                                                           --------------



FINANCIALS--

BANKS--1.68%

Washington Mutual Inc., 4.20%, 01/15/10                          250,000          242,062



DIVERSIFIED FINANCIALS--3.86%

General Electric Capital Corp., 3.75%, 12/15/09                  200,000          191,884

HSBC Finance Corp., 5.875%, 02/01/09                             250,000          255,493

Weingarten Realty Investors, 7.35%, 07/20/09                     100,000          109,110

                                                                           --------------

                                                                                  556,487

                                                                           --------------

                                                 TOTAL FINANCIALS--5.54%          798,549

                                                                           --------------




                                                               FACE

                                                              AMOUNT            VALUE


BONDS AND NOTES



INDUSTRIALS--

TRANSPORTATION INFRASTRUCTURE--1.34%

Hertz Corp., 7.40%, 03/01/11                              $      200,000   $      194,000

                                                                           --------------

                                                TOTAL INDUSTRIALS--1.34%          194,000

                                                                           --------------



TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--3.95%

GTE Southwest Inc., 6.23%, 01/01/07                              137,000          138,460

SBC Communication Capital Corp., 7.11%, 08/14/06 (a)             425,000          430,394

                                                                           --------------

                                 TOTAL TELECOMMUNICATION SERVICES--3.95%          568,854

                                                                           --------------



U S GOVERNMENT AGENCY SECURITIES--

US GOVERNMENT AGENCIES--14.73%

Federal Farm Credit Bank 4.15%, 11/30/09                         200,000          194,980

Federal Home Loan Bank 2.45%, 03/23/07                           400,000          389,202

Federal Home Loan Bank 4.40%, 12/28/09                           350,000          343,410

Federal Home Loan Mortgage Corp. 5.27%, 10/12/10                 700,000          694,440

Federal Home Loan Mortgage Corp. Pool # 360100,

  9.00%, 04/01/20                                                  1,711            1,860

Federal Home Loan Mortgage Corp. Pool # 540341,

  9.00%, 09/01/19                                                    860              934

Federal National Mortgage Assoc. 4.75%, 08/25/08                 500,000          498,208

                                                                           --------------

                          TOTAL U S GOVERNMENT AGENCY SECURITIES--14.73%        2,123,034

                                                                           --------------

                                           TOTAL BONDS AND NOTES--29.35%

                                                       (Cost $4,254,007)        4,230,211

                                                                           --------------



COMMERCIAL PAPER

DIVERSIFIED FINANCIALS--2.34%

Goldman Sachs Group Inc. (The), 4.36%, 01/03/06                  337,000          336,918



FOOD PRODUCTS--2.84%

Kraft Foods Inc., 4.23%, 01/04/06                                410,000          409,856

                                                                           --------------

                                           TOTAL COMMERCIAL PAPER--5.18%

                                                         (Cost $746,774)          746,774

                                                                           --------------

                                               TOTAL INVESTMENTS--99.46%

                                                      (Cost $13,410,487)       14,335,614

                          CASH AND OTHER ASSETS, LESS LIABILITIES--0.54%           78,327

                                                                           --------------

                                                     NET ASSETS--100.00%   $   14,413,941

                                                                           ==============




*--Non-income producing securities



ABBREVIATIONS

ADR--American Depositary Receipt



NOTE TO SCHEDULE OF INVESTMENTS

(a)  Long term obligations that will mature in less than one year.



[CHART]



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS





Consumer Discretionary          10.81%

Consumer Staples                 6.45%

Energy                           6.21%

Financials                      20.79%

Health Care                      8.60%

Industrials                      7.94%

Information Technology           8.69%

Materials                        1.99%

Miscellaneous                    5.21%

Telecommunication Services       5.98%

U S Government                  14.81%

Utilities                        2.52%




See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



BALANCED PORTFOLIO





ASSETS

Investments in securities, at value (Cost $13,410,487)                        $   14,335,614

Cash and cash equivalents                                                                894

Prepaid expenses                                                                       3,228

Receivable for:

  Investments securities sold                                                             37

  Dividends                                                                           14,366

  Capital stock sold                                                                  16,309

  Interest                                                                            58,926

  Expense reimbursement                                                                1,481

                                                                              --------------

                                                               TOTAL ASSETS       14,430,855

                                                                              --------------

LIABILITIES

  Payable to investment adviser for fund expenses                                      3,614

Accrued:

  Investment advisory fee                                                              6,132

  Administrative service fee                                                           3,066

Other liabilities                                                                      4,102

                                                                              --------------

                                                          TOTAL LIABILITIES           16,914

                                                                              --------------

                                                                 NET ASSETS   $   14,413,941

                                                                              ==============



The components of net assets:

  Capital paid-in                                                             $   13,501,086

  Accumulated net realized loss on investments                                       (12,272)

  Net unrealized appreciation of investments                                         925,127

                                                                              --------------

Net Assets                                                                    $   14,413,941

                                                                              ==============

SHARES OUTSTANDING ($.01 par value per share)                                     10,317,928

                                                                              ==============

NET ASSET VALUE PER SHARE                                                     $         1.40

                                                                              ==============

Shares Authorized                                                                115,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



BALANCED PORTFOLIO





INVESTMENT INCOME

Dividends (Net of foreign tax withheld of $540)                               $      189,426

Interest                                                                             216,905

                                                                              --------------

                                                    TOTAL INVESTMENT INCOME          406,331

                                                                              --------------

EXPENSES

Investment advisory fee                                                               70,048

Administrative service fee                                                            35,024

Professional fees                                                                      7,418

Custody and transaction fees                                                          15,623

Directors' fees and expenses                                                           2,504

Compliance expenses                                                                    2,090

Registration fees                                                                      1,828

Insurance expenses                                                                     6,317

                                                                              --------------

                                                             TOTAL EXPENSES          140,852

                                                   LESS EXPENSES REIMBURSED          (27,359)

                                                                              --------------

                                                               NET EXPENSES          113,493

                                                                              --------------

INVESTMENT INCOME--NET                                                               292,838

                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on investments                                                   256,522

  Change in unrealized depreciation of investments                                  (543,709)

                                                                              --------------

NET LOSS ON INVESTMENTS                                                             (287,187)

                                                                              --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $        5,651

                                                                              ==============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



BALANCED PORTFOLIO





                                                                          YEAR ENDED

                                                                         DECEMBER 31,

                                                               -------------------------------

                                                                    2005             2004

                                                               --------------   --------------


     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

       Investment income--net                                  $      292,838   $      261,470

       Net realized gain on investments                               256,522          151,836

       Change in unrealized appreciation (depreciation)              (543,709)         360,307

                                                               --------------   --------------

       Net increase in net assets resulting from operations             5,651          773,613

     DISTRIBUTIONS TO SHAREHOLDERS FROM

       Investment income--net                                        (292,854)        (261,493)

       Capital gains                                                 (268,794)        (151,836)

                                                               --------------   --------------

     Total distributions to shareholders                             (561,648)        (413,329)

     CAPITAL SHARE TRANSACTIONS--Net                                1,205,844        1,826,575

                                                               --------------   --------------

     TOTAL INCREASE                                                   649,847        2,186,859

     NET ASSETS

       Beginning of year                                           13,764,094       11,577,235

                                                               --------------   --------------

       End of year                                             $   14,413,941   $   13,764,094

                                                               ==============   ==============




FINANCIAL HIGHLIGHTS



BALANCED PORTFOLIO





                                                                                    YEAR ENDED DECEMBER 31,

                                                                  ----------------------------------------------------------

                                                                     2005        2004        2003        2002         2001

                                                                  ---------   ---------   ---------   ---------    ---------


   Selected data for a share of capital stock outstanding

     throughout the years indicated.

   Net asset value, beginning of year                             $    1.45   $    1.41   $    1.20   $    1.34    $    1.45

   Income from investment operations

     Investment income--net                                            0.03        0.03        0.03        0.04         0.04

     Net realized and unrealized gain (loss) on investments           (0.02)       0.06        0.21       (0.13)       (0.11)

                                                                  ---------   ---------   ---------   ---------    ---------

                               Total from investment operations        0.01        0.09        0.24       (0.09)       (0.07)

   Less distributions

     Investment income--net                                           (0.03)      (0.03)      (0.03)      (0.04)       (0.04)

     Capital gains                                                    (0.03)      (0.02)      (0.00)*     (0.01)          --

                                                                  ---------   ---------   ---------   ---------    ---------

                                            Total distributions       (0.06)      (0.05)      (0.03)      (0.05)       (0.04)

                                                                  ---------   ---------   ---------   ---------    ---------

   Net asset value, end of year                                   $    1.40   $    1.45   $    1.41   $    1.20    $    1.34

                                                                  =========   =========   =========   =========    =========

   Total return                                                        0.46%       6.03%      20.05%      (6.64)%      (4.55)%

                                                                  =========   =========   =========   =========    =========



   RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA



   Net assets, end of year (000's omitted)                        $  14,414   $  13,764   $  11,577   $   9,293    $  10,157

   Ratio of expenses with reimbursement to average net

     assets (1)                                                        0.81%       0.81%       0.81%       0.85%        0.90%

   Ratio of expenses without reimbursement to average net

     assets                                                            1.01%       0.96%       0.99%       1.08%        1.07%

   Ratio of net investment income to average net assets                2.09%       2.06%       2.18%       2.64%        2.89%

   Portfolio turnover rate                                            25.83%      17.42%      17.07%      42.29%       16.49%




*    Amount less than $0.01

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the

     Balanced Portfolio until April 30, 2007.



See notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2005



MONEY MARKET PORTFOLIO





                                                                INTEREST/

                                                     MATURITY     STATED        FACE

U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS           DATE      RATE (%)      AMOUNT         VALUE


U S GOVERNMENT AGENCIES--100.32%

Federal Farm Credit Bank                             01/12/06       4.060   $ 3,272,000   $   3,267,938

Federal Home Loan Bank                               01/13/06       3.820     1,731,000       1,728,795

Federal Home Loan Bank                               01/27/06       4.040     4,999,000       4,984,392

Federal Home Loan Mortgage Corp.                     01/03/06       4.005       360,000         359,920

Federal Home Loan Mortgage Corp.                     01/31/06       4.060     2,339,000       2,331,074

Federal National Mortgage Assoc.                     01/03/06       4.150     2,900,000       2,899,330

Federal National Mortgage Assoc.                     01/04/06       4.150     3,203,000       3,201,890

Federal National Mortgage Assoc.                     01/05/06       4.140     3,785,000       3,783,256

Federal National Mortgage Assoc.                     01/06/06       4.140     1,020,000       1,019,413

Federal National Mortgage Assoc.                     01/09/06       4.140     2,310,000       2,307,872

Federal National Mortgage Assoc.                     01/10/06       4.130     3,760,000       3,756,113

Federal National Mortgage Assoc.                     01/11/06       4.100     4,816,000       4,810,509

                                                                                          -------------

                            TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--100.32%

                                                                     (Cost $34,450,502)      34,450,502

                                         LIABILITIES IN EXCESS OF OTHER ASSETS--(0.32)%        (109,461)

                                                                                          -------------

                                                                    NET ASSETS--100.00%   $  34,341,041

                                                                                          =============




See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



MONEY MARKET PORTFOLIO





ASSETS

Investments in securities, at value (Cost $34,450,502)                        $   34,450,502

Cash and cash equivalents                                                                663

Prepaid expenses                                                                       7,605

Receivable for:

  Capital stock sold                                                                  36,352

  Expense reimbursement                                                                6,816

                                                                              --------------

                                                               TOTAL ASSETS       34,501,938

                                                                              --------------

LIABILITIES

  Capital stock reacquired                                                           130,468

  Payable to investment adviser for fund expenses                                      4,418

Accrued:

  Investment advisory fee                                                             14,606

  Administrative service fee                                                           7,303

Other liabilities                                                                      4,102

                                                                              --------------

                                                          TOTAL LIABILITIES          160,897

                                                                              --------------

                                                                 NET ASSETS   $   34,341,041

                                                                              ==============

The components of net assets:

  Capital paid-in                                                             $   34,341,041

                                                                              --------------

Net Assets                                                                    $   34,341,041

                                                                              ==============

SHARES OUTSTANDING ($.01 par value per share)                                     34,341,041

                                                                              ==============

NET ASSET VALUE PER SHARE                                                     $         1.00

                                                                              ==============

Shares Authorized                                                              1,050,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



MONEY MARKET PORTFOLIO





INVESTMENT INCOME

Interest                                                                      $    1,041,473

                                                                              --------------

                                                    TOTAL INVESTMENT INCOME        1,041,473

                                                                              --------------

EXPENSES

Investment advisory fee                                                              164,681

Administrative service fee                                                            82,341

Professional fees                                                                      7,418

Custody and transaction fees                                                          11,602

Directors' fees and expenses                                                           2,504

Compliance expenses                                                                    4,552

Registration fees                                                                      1,829

Insurance expenses                                                                    15,039

                                                                              --------------

                                                             TOTAL EXPENSES          289,966

                                                   LESS EXPENSES REIMBURSED         (105,568)

                                                                              --------------

                                                               NET EXPENSES          184,398

                                                                              --------------

INVESTMENT INCOME--NET                                                               857,075

                                                                              --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $      857,075

                                                                              ==============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



MONEY MARKET PORTFOLIO





                                                                          YEAR ENDED

                                                                         DECEMBER 31,

                                                               -------------------------------

                                                                    2005             2004

                                                               --------------   --------------


     INCREASE IN NET ASSETS FROM OPERATIONS

       Investment income--net                                  $      857,075   $      220,503



     DISTRIBUTIONS TO SHAREHOLDERS FROM

       Investment income--net                                        (857,075)        (220,503)



     CAPITAL SHARE TRANSACTIONS--Net                                4,349,587       11,594,629

                                                               --------------   --------------

     TOTAL INCREASE                                                 4,349,587       11,594,629

     NET ASSETS

       Beginning of year                                           29,991,454       18,396,825

                                                               --------------   --------------

       End of year                                             $   34,341,041   $   29,991,454

                                                               ==============   ==============




FINANCIAL HIGHLIGHTS



MONEY MARKET PORTFOLIO





                                                                                      YEAR ENDED DECEMBER 31,

                                                                    ----------------------------------------------------------

                                                                       2005        2004        2003        2002         2001

                                                                    ---------   ---------   ---------   ---------    ---------


   Selected data for a share of capital stock outstanding

     throughout the periods indicated.

   Net asset value, beginning of year                               $    1.00   $    1.00   $    1.00   $    1.00    $    1.00

   Income from investment operations

     Investment income--net                                              0.03        0.01        0.01        0.01         0.03

                                                                    ---------   ---------   ---------   ---------    ---------

                                 Total from investment operations        0.03        0.01        0.01        0.01         0.03

                                                                    ---------   ---------   ---------   ---------    ---------

   Less distributions

     Investment income--net                                             (0.03)      (0.01)      (0.01)      (0.01)       (0.03)

                                                                    ---------   ---------   ---------   ---------    ---------

                                              Total distributions       (0.03)      (0.01)      (0.01)      (0.01)       (0.03)

                                                                    ---------   ---------   ---------   ---------    ---------

   Net asset value, end of year                                     $    1.00   $    1.00   $    1.00   $    1.00    $    1.00

                                                                    =========   =========   =========   =========    =========

   Total return                                                          2.61%       0.77%       0.54%       0.97%        3.07%

                                                                    =========   =========   =========   =========    =========



   RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

   Net assets, end of year (000's omitted)                          $  34,341   $  29,991   $  18,397   $  18,655    $  13,589

   Ratio of expenses with reimbursement to average net assets (1)        0.56%       0.56%       0.56%       0.68%        0.87%

   Ratio of expenses without reimbursement to average net assets         0.88%       0.84%       0.88%       0.92%        1.03%

   Ratio of net investment income to average net assets                  2.60%       0.80%       0.54%       0.97%        2.82%




(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.56% on the

     Money Market Portfolio until April 30, 2007.



See notes to financial statements.

AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO



MANAGER DISCUSSION



The Government Bond Portfolio seeks to provide current income, liquidity, and conservation of principal through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. For the twelve months ended December 31, 2005, the fund provided a total return of +2.28% (after portfolio expenses, but before product-specific charges).



The Portfolio is positioned primarily in the two to six-year area of the yield curve. While the Portfolio has not benefited from the performance generated by the longer section of the curve, it is strategically positioned for our expectation of rising longer-term interest rates and a gradual steepening of the yield curve over the next twelve months.



The extreme flattening of the yield curve over the past two years has raised investor fears of a curve inversion and possibility of recession. In the past,

when the yield curve has inverted, recessions have often followed. Outgoing

Federal Reserve Chairman Greenspan has frequently referred to the low level of long-term U.S. interest rates, despite a strengthening economy, as a

"conundrum". However, factors contributing to the conundrum have been visible for some time. European and Japanese long-term interest rates have remained quite low as a result of slow growth. A weak dollar made U.S. goods more competitive, fueling domestic growth and increasing U.S. demand for Asian imported materials. Asian economies were left with excess liquidity to purchase

U.S. bonds. This foreign demand has supported bond prices, keeping yields low,

particularly in longer-dated maturities. These global factors have driven prolonged low, long-term interest rates while short rates were rising due to

Federal Reserve actions. We believe that these influences on the yield curve are beginning to change and that longer-term interest rates will rise. Again, we have positioned the portfolio for this eventuality.



The U.S. economy is appearing to slow moderately in response to higher interest rates, higher energy prices, a slowing housing market, and a strengthening dollar. Meanwhile, international economies, led by Japan and Europe, appear to be strengthening. Currencies weakening against the dollar will fuel stronger domestic spending in those countries, utilizing some of the excess liquidity that has been poured into the U.S. bond market over the last couple of years. If the U.S. economy slows as the global economy accelerates, long-term U.S.

interest rates would likely rise due to slowing foreigner inflows into the U.S.

fixed income markets. The extent to which they increase will be determined by how much of a slowdown the U.S experiences and how much global growth affects interest rates outside the U.S.



We expect these global economic changes to be a slow, yet steadily developing process. When foreign demand for bonds slows and the Federal Reserve ends the current tightening cycle, investors should expect to see a more normal shape and slope of the yield curve.



Respectfully,



Anne M. LeMire, CPA, CFA

Portfolio Manager, Government Bond Portfolio

[CHART]



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GOVERNMENT BOND PORTFOLIO

                AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX



AVERAGE ANNUAL RETURN





1 YEAR                  2.28%

5 YEAR                  4.27%

FROM INCEPTION          5.22%






             GOVERNMENT BOND PORTFOLIO  LIPPER GENERAL U.S. GOVERNMENT FUND INDEX


  5/1/2000           $   10,000                        $   10,000

12/31/2000           $   10,959                        $   10,829

12/31/2001           $   11,691                        $   11,622

 6/30/2002           $   12,127                        $   12,065

12/31/2002           $   12,857                        $   12,578

 6/30/2003           $   13,182                        $   12,924

12/31/2003           $   13,079                        $   12,826

 6/30/2004           $   13,066                        $   12,826

12/31/2004           $   13,517                        $   13,047

 6/30/2005           $   13,874                        $   13,298

12/31/2005           $   13,857                        $   13,344




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES

NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN

INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR

LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE

COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME

AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL

AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.



The Government Bond Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by

American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American

National variable product prospectus for a complete listing of these expenses.

The Portfolio's shares are available exclusively as a funding vehicle for

American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2005



GOVERNMENT BOND PORTFOLIO





                                                                INTEREST/

                                                     MATURITY     STATED        FACE

CORPORATE BONDS                                        DATE      RATE (%)      AMOUNT         VALUE


FINANCIALS--

INSURANCE--1.80%

21st Century Insurance Group                         12/15/13       5.900   $   230,000   $     228,818

                                                                                          -------------

                                                                TOTAL FINANCIALS--1.80%         228,818

                                                                                          -------------

MATERIALS--

METALS & MINING--4.26%

Carpenter Technology Corp.                           05/15/13       6.625       500,000         541,304

                                                                                          -------------

                                                                 TOTAL MATERIALS--4.26%         541,304

                                                                                          -------------

                                                           TOTAL CORPORATE BONDS--6.06%

                                                                        (Cost $737,381)         770,122

                                                                                          -------------



U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES--45.90%

Federal Home Loan Bank (a)                           03/06/06       5.125       235,000         235,183

Federal Home Loan Bank (a)                           03/15/06       2.500       300,000         298,731

Federal Home Loan Bank (a)                           06/15/06       1.875       500,000         493,973

Federal Home Loan Bank                               02/15/07       7.250       200,000         205,290

Federal Home Loan Bank                               08/22/08       3.875     1,000,000         979,137

Federal Home Loan Mortgage Corp. (a)                 07/15/06       5.500       200,000         200,955

Federal Home Loan Mortgage Corp.                     01/25/10       4.375       750,000         737,962

Federal Home Loan Mortgage Corp.                     03/15/11       5.625       500,000         519,720

Federal National Mortgage Assoc. (a)                 05/02/06       5.500       650,000         651,814

Federal National Mortgage Assoc. (a)                 06/15/06       5.250       250,000         250,698

Federal National Mortgage Assoc.                     01/02/07       4.750       300,000         299,683

Federal National Mortgage Assoc.                     08/15/08       3.250     1,000,000         964,118

                                                                                          -------------

                                                                                              5,837,264

                                                                                          -------------



U S GOVERNMENT SECURITIES--41.12%

U S Treasury Bonds                                   11/15/13       4.250       817,000         809,204

U S Treasury Notes(a)                                07/15/06       7.000       500,000         506,616

U S Treasury Notes                                   08/15/08       3.250       250,000         243,075

U S Treasury Notes                                   09/15/08       3.125       800,000         774,488

U S Treasury Notes                                   08/15/09       3.500       850,000         825,273

U S Treasury Notes                                   02/15/11       5.000       353,000         363,567

U S Treasury Notes                                   08/15/13       4.250       750,000         743,291

U S Treasury Notes                                   02/15/14       4.000       991,000         964,138

                                                                                          -------------

                                                                                              5,229,652

                                                                                          -------------

                      TOTAL U S GOVERNMENT AGENCY and U S GOVERNMENT SECURITIES--87.02%

                                                                     (Cost $11,210,035)      11,066,916

                                                                                          -------------



U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCIES--5.51%

Federal Home Loan Bank                               01/05/06       4.000       400,000         399,822

Federal Home Loan Mortgage Corp.                     01/03/06       4.050       200,000         199,955

Federal Home Loan Mortgage Corp.                     01/23/06       4.160       101,000         100,743

                                                                                          -------------

                              TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--5.51%

                                                                        (Cost $700,520)         700,520

                                                                                          -------------

                                                              TOTAL INVESTMENTS--98.59%

                                                                     (Cost $12,647,936)      12,537,558

                                         CASH AND OTHER ASSETS, LESS LIABILITIES--1.41%         179,903

                                                                                          -------------

                                                                    NET ASSETS--100.00%   $  12,717,461

                                                                                          =============




NOTE TO SCHEDULE OF INVESTMENTS

(a)  Long term obligations that will mature in less than one year.



See notes to financial statements.

[CHART]



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS





Financials              1.83%

Materials               4.32%

Miscellaneous           5.59%

U S Government         88.26%


STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



GOVERNMENT BOND PORTFOLIO





ASSETS

Investments in securities, at value (Cost $12,647,936)                               $ 12,537,558

Cash and cash equivalents                                                                  25,570

Prepaid expenses                                                                            2,799

Receivable for:

  Capital stock sold                                                                          840

  Interest                                                                                160,169

  Expense reimbursement                                                                     6,234

                                                                                     ------------

                                                                  TOTAL ASSETS         12,733,170

                                                                                     ------------

LIABILITIES

  Capital stock reacquired                                                                    105

  Payable to investment adviser for fund expenses                                           3,491

Accrued:

  Investment advisory fee                                                                   5,361

  Administrative service fee                                                                2,681

Other liabilities                                                                           4,071

                                                                                     ------------

                                                             TOTAL LIABILITIES             15,709

                                                                                     ------------

                                                                    NET ASSETS       $ 12,717,461

                                                                                     ============

The components of net assets:

  Capital paid-in                                                                    $ 12,947,817

  Undistributed net investment income                                                         486

  Accumulated net realized loss on investments                                           (120,464)

  Net unrealized depreciation of investments                                             (110,378)

                                                                                     ------------

Net Assets                                                                           $ 12,717,461

                                                                                     ============

SHARES OUTSTANDING ($.01 par value per share)                                          12,381,037

                                                                                     ============

NET ASSET VALUE PER SHARE                                                            $       1.03

                                                                                     ============

Shares Authorized                                                                      30,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



GOVERNMENT BOND PORTFOLIO





INVESTMENT INCOME

Interest                                                                             $    446,499

                                                                                     ------------

                                                       TOTAL INVESTMENT INCOME            446,499

                                                                                     ------------

EXPENSES

Investment advisory fee                                                                    60,523

Administrative service fee                                                                 30,261

Professional fees                                                                           8,509

Custody and transaction fees                                                                5,212

Directors' fees and expenses                                                                2,504

Compliance expenses                                                                         1,716

Registration fees                                                                           1,827

Insurance expenses                                                                          5,009

                                                                                     ------------

                                                                TOTAL EXPENSES            115,561

                                                      LESS EXPENSES REIMBURSED            (73,185)

                                                                                     ------------

                                                                  NET EXPENSES             42,376

                                                                                     ------------

INVESTMENT INCOME--NET                                                                    404,123

                                                                                     ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

  Net realized loss on investments                                                        (91,228)

  Change in unrealized depreciation of investments                                        (74,054)

                                                                                     ------------

NET LOSS ON INVESTMENTS                                                                  (165,282)

                                                                                     ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    238,841

                                                                                     ============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



GOVERNMENT BOND PORTFOLIO





                                                                                       YEAR ENDED

                                                                                      DECEMBER 31,

                                                                              ----------------------------

                                                                                  2005            2004

                                                                              ------------    ------------


     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

       Investment income--net                                                 $    404,123    $    296,690

       Net realized loss on investments                                            (91,228)        (29,236)

       Change in unrealized depreciation                                           (74,054)        (95,933)

                                                                              ------------    ------------

       Net increase in net assets resulting from operations                        238,841         171,521

     DISTRIBUTIONS TO SHAREHOLDERS FROM

       Investment income--net                                                     (404,126)       (297,140)

                                                                              ------------    ------------

     Total distributions to shareholders                                          (404,126)       (297,140)



     CAPITAL SHARE TRANSACTIONS--Net                                             1,584,655         189,751

                                                                              ------------    ------------

     TOTAL INCREASE                                                              1,419,370          64,132



     NET ASSETS

       Beginning of year                                                        11,298,091      11,233,959

                                                                              ------------    ------------

       End of year                                                            $ 12,717,461    $ 11,298,091

                                                                              ============    ============

     Undistributed Net Investment Income                                      $        486    $        489

                                                                              ============    ============




FINANCIAL HIGHLIGHTS



GOVERNMENT BOND PORTFOLIO





                                                                                      YEAR ENDED DECEMBER 31,

                                                               ------------------------------------------------------------------

                                                                  2005          2004          2003          2002          2001

                                                               ----------    ----------    ----------    ----------    ----------


     Selected data for a share of capital stock outstanding

      throughout the years indicated

     Net asset value, beginning of year                        $     1.04    $     1.05    $     1.09    $     1.05    $     1.04

     Income from investment operations

       Investment income--net                                        0.03          0.03          0.03          0.04          0.07

       Net realized and unrealized gain (loss) on investments       (0.01)        (0.01)        (0.01)         0.04          0.01

                                                               ----------    ----------    ----------    ----------    ----------

                             Total from investment operations        0.02          0.02          0.02          0.08          0.08

     Less distributions

       Investment income--net                                       (0.03)        (0.03)        (0.03)        (0.04)        (0.07)

       Capital gains                                                   --            --         (0.03)           --            --

                                                               ----------    ----------    ----------    ----------    ----------

                                          Total distributions       (0.03)        (0.03)        (0.06)        (0.04)        (0.07)

                                                               ----------    ----------    ----------    ----------    ----------

     Net asset value, end of year                              $     1.03    $     1.04    $     1.05    $     1.09    $     1.05

                                                               ==========    ==========    ==========    ==========    ==========

     Total return                                                    2.28%         1.72%         1.97%         8.22%         7.33%

                                                               ==========    ==========    ==========    ==========    ==========

     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

     Net assets, end of year (000's omitted)                   $   12,717    $   11,298    $   11,234    $    8,357    $    6,161

     Ratio of expenses with reimbursement to average  net

      assets (1)                                                     0.35%         0.35%         0.35%         0.35%         0.64%

     Ratio of expenses without reimbursement to average  net

      assets                                                         0.95%         0.90%         0.93%         0.95%         1.04%

     Ratio of net investment income to average net assets            3.34%         2.73%         3.02%         4.59%         6.26%

     Portfolio turnover rate                                        54.09%        65.14%        87.12%        72.41%        22.68%




(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.35% on the

     Government Bond Portfolio until April 30, 2007.



See notes to financial statements.

AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO



MANAGER DISCUSSION



The Small-Cap/Mid-Cap Portfolio struggled for much of 2005 before recovering somewhat in the 4th quarter. By year-end, the Small-Cap/Mid-Cap Portfolio had returned +3.85%, after portfolio expenses, but before product-specific charges,

as compared to a total return of +4.91% for the S&P 500 and a +1.37% price-only return for NASDAQ.



The first three quarters of the year featured many investors locking in profits from the generally good stock market results from 2004. Negative political rhetoric and the rising price of oil contributed to investor unease and, most importantly, there was concern that the Federal Reserve Board was intent on continuing to raise interest rates, which they indeed did.



Results for the Small-Cap/Mid-Cap Portfolio were helped by strong showings in such diverse issues as Chicago Mercantile Exchange, Google, Intuitive Surgical,

Vistaprint, Sirf, Marvell, Moody's and Cameco. As the Small-Cap/Mid-Cap

Portfolio is a more aggressive investment option, reliance is placed on stocks offering outsized growth opportunities. Unfortunately, these "momentum" type stocks failed to offer the upside they have exhibited in past years, and portfolio returns were more muted. As it appears that the Fed is intent on continuing with rate hikes in early 2006, stock selection will remain critical.

If rate hikes do indeed come to an end by mid-year, late 2006 could indeed be an interesting time in the market.



Our emphasis has broadened considerably since the high-tech days of 2000. We now have positions in financially-oriented companies such as Blackrock, Morningstar,

Options Express and Greenhill. We also have holdings in natural resource companies such as Rio Tinto, BHP and Cameco. Our Chinese related issues are

CTrip, Focus Media, 51Jobs and China Life. We continue to participate in domestic technology names, with notable examples being Google, Marvell,

Broadcom, F5 Networks, Sirf, Red Hat and Apple.



Our mission remains to provide long-term capital growth by investing primarily in the stocks of small to medium-sized companies. We plan on maintaining our tradition of offering investors an aggressive investing approach, coupled with prudent diversification, as we seek to benefit from appealing growth situations in the stock market.



Whatever the market has in store for 2006, you have our continued pledge to work on your behalf toward the goal of delivering attractive long-term returns.



Sincerely,



Ned Moore

Andrew R. Duncan, CFA

Portfolio Managers, Small-Cap/Mid-Cap Portfolio

[CHART]



    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SMALL-CAP/MID-CAP

                                   PORTFOLIO,

                THE LIPPER SMALL-CAP GROWTH INDEX AND THE NASDAQ



AVERAGE ANNUAL RETURNS





1 YEAR                            3.85%

5 YEAR                          (16.37)%

FROM INCEPTION                  (20.62)%






                   SMALL-CAP/MID-CAP PORTFOLIO         NASDAQ          LIPPER SMALL-CAP GROWTH INDEX


  5/1/2000                 $    10,000              $    10,000                $    10,000

12/31/2000                 $     6,600              $     5,402                $     8,879

12/31/2001                 $     3,000              $     4,265                $     7,747

 6/30/2002                 $     1,600              $     3,200                $     6,589

12/31/2002                 $     1,300              $     2,920                $     5,593

 6/30/2003                 $     1,900              $     3,549                $     6,641

12/31/2003                 $     2,400              $     4,381                $     8,097

 6/30/2004                 $     2,300              $     4,304                $     8,374

12/31/2004                 $     2,600              $     4,572                $     8,970

 6/30/2005                 $     2,400              $     4,323                $     8,862

12/31/2005                 $     2,700              $     4,635                $     9,449




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES

NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN

INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR

LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE

COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME

AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL

AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.



The Small-Cap/Mid-Cap Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value.

These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by

American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American

National variable product prospectus for a complete listing of these expenses.

The Portfolio's shares are available exclusively as a funding vehicle for

American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2005



SMALL-CAP/MID-CAP PORTFOLIO





                                                                                       SHARES        VALUE


COMMON STOCK



CONSUMER DISCRETIONARY--

AUTO COMPONENTS--1.17%

LKQ Corp. *                                                                                1,200  $     41,544



HOTELS, RESTAURANTS & LEISURE--2.09%

Panera Bread Co.                                                                             500        32,840

Papa John's International, Inc.                                                              700        41,517

                                                                                                  ------------

                                                                                                        74,357

INTERNET CATALOG & RETAIL--2.17%

Blue Nile, Inc.                                                                            1,200        48,372

Ctrip.com International Ltd. ADR*                                                            500        28,875

                                                                                                  ------------

                                                                                                        77,247

MEDIA--1.54%

Focus Media Holding ADR                                                                    1,100        37,147

Getty Images, Inc.                                                                           200        17,854

                                                                                                  ------------

                                                                                                        55,001

SPECIALTY RETAIL--1.45%

Nutri/System, Inc.                                                                           800        28,816

Under Armour, Inc.                                                                           600        22,986

                                                                                                  ------------

                                                                                                        51,802

                                                                                                  ------------

                                                             TOTAL CONSUMER DISCRETIONARY--8.42%       299,951

                                                                                                  ------------

CONSUMER STAPLES--

FOOD & DRUG RETAILING--3.30%

Herbalife Ltd. *                                                                           1,000        32,520

Whole Foods Market, Inc.                                                                   1,100        85,129

                                                                                                  ------------

                                                                                                       117,649

                                                                                                  ------------

                                                                   TOTAL CONSUMER STAPLES--3.30%       117,649

                                                                                                  ------------

ENERGY--

OIL & GAS--0.66%

BHP Billiton Ltd. ADR                                                                        700        23,394

                                                                                                  ------------

                                                                             TOTAL ENERGY--0.66%        23,394

                                                                                                  ------------

FINANCIALS--

DIVERSIFIED FINANCIALS--15.36%

Archipelago Holdings, Inc.                                                                   100         4,977

Blackrock, Inc.                                                                              750        81,360

Chicago Mercantile Exchange Holdings Inc.                                                    200        73,498

GFI Group, Inc.                                                                              200         9,486

Greenhill & Co., Inc.                                                                      1,500        84,240

International Securities Exchange, Inc.                                                      600        16,512

MoneyGram International, Inc.                                                              1,200        31,296

Moody's Corp.                                                                              1,600        98,272

Morningstar, Inc.                                                                          2,000        69,280

Options Xpress Holdings, Inc.                                                              3,200        78,560

                                                                                                  ------------

                                                                                                       547,481

INSURANCE--3.10%

Assurant, Inc.                                                                             1,100        47,839

China Life Insurance Co.                                                                     500        17,640

Genworth Financial, Inc.                                                                   1,300        44,954

                                                                                                  ------------

                                                                                                       110,433

                                                                                                  ------------

                                                                        TOTAL FINANCIALS--18.46%       657,914

                                                                                                  ------------

HEALTH CARE--

BIOTECHNOLOGY--6.63%

Celgene Corp. *                                                                            1,000        64,800

Genzyme Corp. *                                                                              800        56,624

Gilead Sciences, Inc.                                                                      1,000        52,630

United Therapeutics Corp. *                                                                  900        62,208

                                                                                                  ------------

                                                                                                       236,262

                                                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES--7.09%

Haemonetics Corp.                                                                            800  $     39,088

Hologic, Inc.                                                                              1,400        53,088

Intuitive Surgical, Inc. *                                                                 1,000       117,270

Syneron Medical Ltd.                                                                         300         9,525

Ventana Medical Systems, Inc.                                                                800        33,880

                                                                                                  ------------

                                                                                                       252,851

HEALTH CARE PROVIDERS & SERVICES--2.65%

American Retirement Corp.                                                                  1,600        40,208

Lifeline Systems, Inc.                                                                     1,200        43,872

Vital Images, Inc.                                                                           400        10,460

                                                                                                  ------------

                                                                                                        94,540

PHARMACEUTICALS--0.91%

Allergan, Inc.                                                                               300        32,388

                                                                                                  ------------

                                                                       TOTAL HEALTH CARE--17.28%       616,041

                                                                                                  ------------

INDUSTRIALS--

AIR FREIGHT & COURIERS--0.47%

Gol Linhas Aereas Inteligentes SA                                                            600        16,926

                                                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES--3.05%

Corporate Executive Board Co.                                                                200        17,940

VistaPrint Ltd. *                                                                          4,000        91,016

                                                                                                  ------------

                                                                                                       108,956

ELECTRICAL EQUIPMENT--2.93%

SiRF Technology Holdings, Inc. *                                                           3,500       104,300

                                                                                                  ------------

MACHINERY--2.93%

Irobot Corp.                                                                                 800        26,664

Middleby Corp.                                                                               900        77,850

                                                                                                  ------------

                                                                                                       104,514

ROAD & RAIL--1.39%

Genesee & Wyoming, Inc. Class A                                                              300        11,265

Knight Transportation, Inc.                                                                  800        16,584

Old Dominion Freight Line, Inc.                                                              800        21,584

                                                                                                  ------------

                                                                                                        49,433

                                                                                                  ------------

                                                                       TOTAL INDUSTRIALS--10.77%       384,129

                                                                                                  ------------

INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--0.13%

ID Systems, Inc.                                                                             200         4,770



COMPUTERS & PERIPHERALS--4.60%

Apple Computer, Inc. *                                                                     1,000        71,890

Logitech International S.A. ADR *                                                          1,600        74,832

Rackable Systems, Inc.                                                                       600        17,088

                                                                                                  ------------

                                                                                                       163,810

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.67%

Itron, Inc. *                                                                                600        24,024



INTERNET SOFTWARE & SERVICES--10.56%

aQuantive, Inc. *                                                                          3,800        95,912

F5 Networks, Inc.                                                                          1,200        68,628

Global Payments, Inc.                                                                        400        18,644

Google Inc. (Class A) *                                                                      250       103,715

RADVision, Ltd.                                                                            1,500        24,874

Rediff.Com India Limited ADR                                                               1,400        25,074

Websense, Inc.                                                                               600        39,384

                                                                                                  ------------

                                                                                                       376,231




                                                                                       SHARES        VALUE


COMMON STOCK



IT CONSULTING--1.80%

Checkfree Corp.                                                                            1,400  $     64,260



OFFICE ELECTRONICS--0.57%

VeriFone Holdings, Inc.                                                                      800        20,240



SEMICONDUCTOR EQUIPMENT & PRODUCTS--6.49%

Atheros Communications                                                                     2,000        26,000

Broadcom Corp. *                                                                           1,800        84,870

Marvell Technology Group Ltd. *                                                            1,700        95,353

Saifun Semiconductors, Ltd.                                                                  800        25,176

                                                                                                  ------------

                                                                                                       231,399



SOFTWARE--9.94%

Cerner Corp. *                                                                               800        72,728

MicroStrategy Inc. (Class A) *                                                               400        33,096

Quality Systems, Inc. *                                                                    1,000        76,760

Red Hat, Inc. *                                                                            3,200        87,168

SPSS, Inc.                                                                                   200         6,186

Salesforce.com, Inc.                                                                       1,300        41,665

TALX Corp.                                                                                   800        36,568

                                                                                                  ------------

                                                                                                       354,171

                                                                                                  ------------

                                                            TOTAL INFORMATION TECHNOLOGY--34.76%     1,238,905

                                                                                                  ------------



MATERIALS--

METALS & MINING--2.06%

Birch Mountain Resources Ltd.                                                              1,400        10,038

Cameco Corp.                                                                               1,000        63,390

                                                                                                  ------------

                                                                                                        73,428

                                                                                                  ------------

                                                                          TOTAL MATERIALS--2.06%        73,428

                                                                                                  ------------



TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--1.23%

NII Holdings Inc. *                                                                        1,000        43,680

                                                                                                  ------------

                                                         TOTAL TELECOMMUNICATION SERVICES--1.23%        43,680

                                                                                                  ------------

                                                                      TOTAL COMMON STOCK--96.94%

                                                                               (Cost $3,018,722)     3,455,091

                                                                                                  ------------

                                                  CASH AND OTHER ASSETS, LESS LIABILITIES--3.06%       109,107

                                                                                                  ------------

                                                                             NET ASSETS--100.00%  $  3,564,198

                                                                                                  ============




*--Non-income producing securities



ABBREVIATIONS

ADR--American Depositary Receipt



[CHART]



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS





Consumer Discretionary          8.68%

Consumer Staples                3.40%

Energy                          0.68%

Financials                     19.04%

Health Care                    17.83%

Industrials                    11.12%

Information Technology         35.86%

Materials                       2.13%

Telecommunication Services      1.26%




See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



SMALL-CAP/MID-CAP PORTFOLIO





ASSETS

Investments in securities, at value (Cost $3,018,722)                                             $  3,455,091

Cash and cash equivalents                                                                              119,924

Prepaid expenses                                                                                           699

Receivable for:

  Investment securities sold                                                                           175,105

  Dividends                                                                                                116

  Expense reimbursement                                                                                  5,534

                                                                                                  ------------

                                                                                  TOTAL ASSETS       3,756,469

                                                                                                  ------------

LIABILITIES

  Investment securities purchased                                                                      178,125

  Capital stock reacquired                                                                               2,330

  Payable to investment adviser for fund expenses                                                        3,093

Accrued:

  Investment advisory fee                                                                                3,833

  Administrative service fee                                                                               767

Other liabilities                                                                                        4,123

                                                                                                  ------------

                                                                             TOTAL LIABILITIES         192,271

                                                                                                  ------------

                                                                                    NET ASSETS    $  3,564,198

                                                                                                  ============

The components of net assets:

  Capital paid-in                                                                                 $  4,922,123

  Accumulated net realized loss on investments                                                      (1,794,294)

  Net unrealized appreciation of investments                                                           436,369

                                                                                                  ------------

Net Assets                                                                                        $  3,564,198

                                                                                                  ============

SHARES OUTSTANDING ($.01 par value per share)                                                       13,230,952

                                                                                                  ============

NET ASSET VALUE PER SHARE                                                                         $       0.27

                                                                                                  ============

Shares Authorized                                                                                   30,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



SMALL-CAP/MID-CAP PORTFOLIO





INVESTMENT INCOME

Dividends (Net of foreign tax withheld of $1,010)                                                 $     13,754

Interest                                                                                                 2,682

                                                                                                  ------------

                                                                       TOTAL INVESTMENT INCOME          16,436

                                                                                                  ------------

EXPENSES

Investment advisory fee                                                                                 39,300

Administrative service fee                                                                               7,860

Professional fees                                                                                        8,509

Custody and transaction fees                                                                            37,935

Directors' fees and expenses                                                                             2,526

Compliance expenses                                                                                        496

Registration fees                                                                                        1,829

Insurance expenses                                                                                       1,470

                                                                                                  ------------

                                                                                TOTAL EXPENSES          99,925

                                                                      LESS EXPENSES REIMBURSED         (64,705)

                                                                                                  ------------

                                                                                  NET EXPENSES          35,220

                                                                                                  ------------

INVESTMENT LOSS--NET                                                                                   (18,784)

                                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on investments                                                                     297,108

  Change in unrealized depreciation of investments                                                    (162,435)

                                                                                                  ------------

NET GAIN ON INVESTMENTS                                                                                134,673

                                                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $    115,889

                                                                                                  ============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



SMALL-CAP/MID-CAP PORTFOLIO





                                                                                                           YEAR ENDED

                                                                                                          DECEMBER 31,

                                                                                                  ------------    ------------

                                                                                                      2005            2004

                                                                                                  ------------    ------------


     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

       Investment loss--net                                                                       $    (18,784)   $     (9,947)

       Net realized gain (loss) on investments                                                         297,108         (36,783)

       Change in unrealized appreciation (depreciation)                                               (162,435)        364,090

                                                                                                  ------------    ------------

       Net increase in net assets resulting from operations                                            115,889         317,360

     CAPITAL SHARE TRANSACTIONS--Net                                                                   183,199         610,673

                                                                                                  ------------    ------------

     TOTAL INCREASE                                                                                    299,088         928,033

     NET ASSETS

       Beginning of year                                                                             3,265,110       2,337,077

                                                                                                  ------------    ------------

       End of year                                                                                $  3,564,198    $  3,265,110

                                                                                                  ============    ============




FINANCIAL HIGHLIGHTS



SMALL-CAP/MID-CAP PORTFOLIO





                                                                                   YEAR ENDED DECEMBER 31,

                                                           ----------------------------------------------------------------------

                                                              2005           2004           2003           2002           2001

                                                           ----------     ----------     ----------     ----------     ----------


   Selected data for a share of capital stock

     outstanding throughout the periods

     indicated.

   Net asset value, beginning of year                      $     0.26     $     0.24     $     0.13     $     0.30     $     0.66

   Income from investment operations

   Net realized and unrealized gain (loss) on

     investments                                                 0.01           0.02           0.11          (0.17)         (0.36)

                                                           ----------     ----------     ----------     ----------     ----------

                       Total from investment operations          0.01           0.02           0.11          (0.17)         (0.36)

                                                           ----------     ----------     ----------     ----------     ----------

   Net asset value, end of year                            $     0.27     $     0.26     $     0.24     $     0.13     $     0.30

                                                           ==========     ==========     ==========     ==========     ==========

   Total return                                                  3.85%          8.33%         84.62%        (56.67)%       (54.55)%

                                                           ==========     ==========     ==========     ==========     ==========

   RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

   Net assets, end of year (000's omitted)                 $    3,564     $    3,265     $    2,337     $      744     $    1,051

   Ratio of expenses with reimbursement to average net

     assets (1)                                                  1.12%          1.12%          1.12%          1.30%          1.50%

   Ratio of expenses without reimbursement to average

     net assets                                                  3.18%          3.25%          3.05%          3.10%          2.82%

   Ratio of net investment loss to average net assets           (0.60)%        (0.36)%        (0.94)%        (0.83)%        (0.56)%

   Portfolio turnover rate                                     464.91%        448.28%        222.29%          6.69%         16.23%




(1) SM&R has voluntarily agreed to waive or reduce expenses to 1.12% on the

Small-Cap/Mid-Cap Portfolio until April 30, 2007.



See notes to financial statements.

AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO



MANAGER DISCUSSION



The High Yield Bond Portfolio seeks to provide a high level of current income through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. For the year ended December 31, 2005, the portfolio produced a total return of -2.35%, after portfolio expenses, but before product specific charges.



Particularly notable on the performance front was the positive performance achieved via our equity position in Sears Holding Corp. These securities were acquired in exchange for bonds through a corporate restructuring. A significant performance contribution also came from holdings in Nextel Communications. On the other hand, performance was negatively impacted by our automotive industry positions in both Ford and Dura Automotive, the world's largest independent designer and manufacturer of driver control systems.



2005 was clearly a challenging year for the high-yield market. The U.S. economy was faced with rising energy and raw materials costs, a credit collapse in the domestic auto industry, and the effects of the Gulf Coast hurricanes last summer. These factors, among others, caused returns in the high-yield market in

2005 to be much more subdued compared to the previous two years. In 2003 and

2004, high-yield issuance was abundant, driven by all-time low interest rates.

Corporations were able to recapitalize and strengthen their balance sheets.

Corporate earnings steadily improved, greatly attributable to a strong consumer whose spending was fueled by a very strong housing market.



Trends began to indicate some changes in store as 2005 progressed. Perhaps foremost, the rate of earnings growth has been declining against stable revenue growth. Corporations seem to have maximized efficiencies and cost reductions.

Consumer spending appears to be slowing, as higher interest rates have slowed home equity takeout, a major source of cash for the last two years.

Additionally, higher home heating and auto fuel costs have dampened the consumer's discretionary purchasing power.



Generally, corporate balance sheets are much stronger than they were in 2002. As a result, we have seen a narrowing of credit spreads and lower default and downgrade rates. However, we have also seen a shift in focus from the bondholder to the shareholder over the last year. 2005 featured a sharp increase in shareholder-friendly activity such as stock buybacks and dividends from cash-rich corporations. Additionally, there was a substantial increase in mergers and acquisitions, with financial leverage playing a major role. Also notable has been the pooling of cash by groups of private equity firms to enable larger deals. Nine of the ten largest private equity transactions ever completed occurred in 2005.



We expect 2006 may feature moderately higher credit spreads (the increased yield of lower quality bonds over corresponding Treasury yields) and increased volatility. As companies focus more on shareholder enhancements, bond holders may demand higher compensation for the risk of increased leveraging by shareholder-friendly corporations. Credit rating agencies are forecasting an increase in default rates--an area of particular interest for high yield investors--though still very low by historic standards. The auto industry, which now comprises about 15% of the high-yield index, will be a major factor in determining market performance in 2006.



Our portfolio strategy remains focused on the higher quality end of the high-yield spectrum. The portfolio maintains a BB average rating, with a primary goal of identifying issues whose financial conditions indicate potential for improvement. We believe individual credit selection will be the key factor in any high-yield bond portfolio's performance over the next twelve months.



Respectfully,



Anne M. LeMire, CPA, CFA

Portfolio Manager, High Yield Bond Portfolio

[CHART]



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN HIGH YIELD BOND PORTFOLIO

                    AND THE LIPPER HIGH YIELD BOND FUND INDEX



AVERAGE ANNUAL RETURN





1 YEAR                          (2.35)%

5 YEAR                           4.76%

FROM INCEPTION                   4.36%






                   HIGH YIELD BOND PORTFOLIO       LIPPER HIGH YIELD BOND FUND INDEX


  5/1/2000                $ 10,000                              $ 10,000

12/31/2000                $  9,994                              $  9,208

12/31/2001                $ 10,152                              $  9,113

 6/30/2002                $  9,916                              $  8,638

12/31/2002                $  9,868                              $  8,893

 6/30/2003                $ 11,149                              $ 10,293

12/31/2003                $ 11,691                              $ 11,237

 6/30/2004                $ 12,234                              $ 11,394

12/31/2004                $ 13,048                              $ 12,400

 6/30/2005                $ 12,904                              $ 12,473

12/31/2005                $ 12,741                              $ 12,771




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES

NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN

INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR

LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE

COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME

AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL

AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.



The High Yield Bond Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by

American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American

National variable product prospectus for a complete listing of these expenses.

The Portfolio's shares are available exclusively as a funding vehicle for

American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2005



HIGH YIELD BOND PORTFOLIO







                                                                                    INTEREST/

                                                                      MATURITY       STATED           FACE

                                                                        DATE         RATE (%)        AMOUNT         VALUE


CORPORATE BONDS



CONSUMER DISCRETIONARY--

AUTO COMPONENTS--2.03%

Dura Operating Corp.                                                    05/01/09          9.000   $  1,000,000   $    565,000



HOTELS, RESTAURANTS & LEISURE--7.80%

HMH Properties Inc.                                                     08/01/08          7.875        113,000        114,271

MGM Mirage Inc.                                                         02/27/14          5.875      1,000,000        955,000

Starwood Hotels & Resorts Worldwide, Inc.                               05/01/12          7.875      1,000,000      1,102,500

                                                                                                                 ------------

                                                                                                                    2,171,771

                                                                                                                 ------------



LEISURE EQUIPMENT & PRODUCTS--3.81%

Royal Caribbean Cruises Ltd.                                            12/01/13          6.875      1,000,000      1,059,140



MEDIA--6.40%

CCH I LLC (c)                                                           10/01/15         11.000        863,000        724,920

News America Holdings                                                   10/17/08          7.375      1,000,000      1,055,656

                                                                                                                 ------------

                                                                                                                    1,780,576

                                                                                                                 ------------

                                                                          TOTAL CONSUMER DISCRETIONARY--20.04%      5,576,487

                                                                                                                 ------------



ENERGY--

ENERGY EQUIPMENT & SERVICES--3.72%

PSEG Energy Holdings Called 1/30/06                                     04/16/07          7.750      1,000,000      1,035,000



OIL & GAS--3.52%

Chesapeake Energy Corp.                                                 01/15/18          6.250      1,000,000        980,000

                                                                                                                 ------------

                                                                                           TOTAL ENERGY--7.24%      2,015,000

                                                                                                                 ------------



FINANCIALS--

DIVERSIFIED FINANCIALS--5.14%

Ford Motor Credit Co.                                                   10/01/08          5.625      1,000,000        877,452

GATX Financial Corp.                                                    06/01/09          8.875        500,000        551,575

                                                                                                                 ------------

                                                                                                                    1,429,027

                                                                                                                 ------------



INSURANCE--3.48%

NYMAGIC, Inc.                                                           03/15/14          6.500      1,000,000        969,084

                                                                                                                 ------------

                                                                                       TOTAL FINANCIALS--8.62%      2,398,111

                                                                                                                 ------------



INDUSTRIALS--

CONSTRUCTION & ENGINEERING--3.70%

Standard Pacific Corp.                                                  04/15/12          9.250      1,000,000      1,028,750



MACHINERY--3.49%

Case New Holland Inc.                                                   06/01/09          6.000      1,000,000        970,000

                                                                                                                 ------------

                                                                                      TOTAL INDUSTRIALS--7.19%      1,998,750

                                                                                                                 ------------



INFORMATION TECHNOLOGY--

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.65%

Flextronics International Ltd.                                          05/15/13          6.500      1,000,000      1,016,250



SOFTWARE--3.53%

Unisys Corp.                                                            04/01/08          7.875      1,000,000        982,500

                                                                                                                 ------------

                                                                           TOTAL INFORMATION TECHNOLOGY--7.18%      1,998,750

                                                                                                                 ------------



MATERIALS--

CHEMICALS--3.73%

Lyondell Chemical Co.                                                   05/01/09         10.875      1,000,000      1,038,750



CONTAINERS & PACKAGING--3.71%

Ball Corp.                                                              12/15/12          6.875      1,000,000      1,032,500



METALS & MINING--3.41%

AK Steel Corp.                                                          02/15/09          7.875      1,000,000        950,000



PAPER & FOREST PRODUCTS--5.54%

Georgia-Pacific Corp. (b)                                               05/15/06          7.500      1,000,000      1,006,250

Tembec Industries Inc.                                                  03/15/12          7.750      1,000,000        535,000

                                                                                                                 ------------

                                                                                                                    1,541,250

                                                                                                                 ------------

                                                                                       TOTAL MATERIALS--16.39%      4,562,500

                                                                                                                 ------------






                                                                                    INTEREST/

                                                                      MATURITY        STATED          FACE

                                                                        DATE         RATE (%)        AMOUNT         VALUE


CORPORATE BONDS



TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--3.61%

Nextel Communications, Inc.                                             03/15/14          5.950   $  1,000,000   $  1,005,238

                                                                                                                 ------------

                                                                       TOTAL TELECOMMUNICATION SERVICES--3.61%      1,005,238

                                                                                                                 ------------



UTILITIES--

ELECTRIC UTILITIES--3.88%

AES Corp. (The)                                                         06/01/09          9.500      1,000,000      1,080,000

                                                                                                                 ------------

                                                                                        TOTAL UTILITIES--3.88%      1,080,000

                                                                                                                 ------------

                                                                                 TOTAL CORPORATE BONDS--74.15%

                                                                                            (Cost $21,540,677)     20,634,836

                                                                                                                 ------------



U S GOVERNMENT AGENCY

SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCIES--19.95%

Federal Home Loan Mortgage Corporation                                  01/03/06          4.000      1,184,000      1,183,736

Federal Home Loan Mortgage Corporation                                  01/23/06          4.080      1,361,000      1,357,606

Federal Home Loan Mortgage Corporation                                  01/31/06          4.060      1,014,000      1,010,564

Federal National Mortgage Assoc.                                        01/03/06          4.150      1,100,000      1,099,746

Federal National Mortgage Assoc.                                        01/06/06          4.150        900,000        899,480

                                                                                                                 ------------

                                                    TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--19.95%

                                                                                             (Cost $5,551,132)      5,551,132

                                                                                                                 ------------




                                                                                                     SHARES


COMMON STOCK



CONSUMER DISCRETIONARY--

MULTI-LINE RETAIL--4.67%

Sears Holdings Corp. (a) *                                                                              11,250      1,299,712



FINANCIALS--

DIVERSIFIED FINANCIALS--0.06%

Leucadia National Corp. (a)                                                                                376         17,845



TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--0.01%

XO Communications, Inc. (a) *                                                                              975          1,775

                                                                                                                 ------------

                                                                                     TOTAL COMMON STOCK--4.74%

                                                                                             (Cost $1,875,886)      1,319,332

                                                                                                                 ------------



WARRANTS



CONSUMER DISCRETIONARY --

AUTO COMPONENTS--0.00%

Hayes Lemmerz International Inc., expiring 06/03/06 (a) *                                                1,123             68

                                                                                                                 ------------

                                                                                         TOTAL WARRANTS--0.00%

                                                                                               (Cost $910,767)             68

                                                                                                                 ------------

                                                                                     TOTAL INVESTMENTS--98.84%

                                                                                            (Cost $29,878,462)     27,505,368

                                                                CASH AND OTHER ASSETS, LESS LIABILITIES--1.16%        323,618

                                                                                                                 ------------

                                                                                           NET ASSETS--100.00%   $ 27,828,986

                                                                                                                 ============




*--Non-income producing securities



NOTES TO SCHEDULE OF INVESTMENTS



(a) Security acquired as part of a unit or in exchange for other securities.



(b) Long term obligations that will mature in less than one year.



(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At December 31, 2005, the market value of these securities amounted to $724,920, or 2.60% of net assets.



See notes to financial statements.

[CHART]



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS





Consumer Discretionary         25.00%

Energy                          7.32%

Financials                      8.78%

Industrials                     7.27%

Information Technology          7.27%

Materials                      16.59%

Miscellaneous                  20.18%

Telecommunication Services      3.66%

Utilities                       3.93%


STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



HIGH YIELD BOND PORTFOLIO





ASSETS

Investments in securities, at value (Cost $29,878,462)                                                         $   27,505,368

Cash and cash equivalents                                                                                                 595

Prepaid expenses                                                                                                        6,408

Receivable for:

  Capital stock sold                                                                                                      983

  Interest                                                                                                            341,664

  Expense reimbursement                                                                                                 1,690

                                                                                                               --------------

                                                                                               TOTAL ASSETS        27,856,708

                                                                                                               --------------

LIABILITIES

Capital stock reacquired                                                                                                  408

Payable to investment adviser for fund expenses                                                                         4,308

Accrued:

  Investment advisory fee                                                                                              12,997

  Administrative service fee                                                                                            5,908

Other liabilities                                                                                                       4,101

                                                                                                               --------------

                                                                                          TOTAL LIABILITIES            27,722

                                                                                                               --------------

                                                                                                 NET ASSETS    $   27,828,986

                                                                                                               ==============

The components of net assets:

  Capital paid-in                                                                                              $   31,196,251

  Undistributed net investment income                                                                                   4,603

  Accumulated net realized loss on investments                                                                       (998,774)

  Net unrealized depreciation of investments                                                                       (2,373,094)

                                                                                                               ==============

Net Assets                                                                                                     $   27,828,986

                                                                                                               ==============

SHARES OUTSTANDING ($.01 par value per share)                                                                      32,999,071

                                                                                                               ==============

NET ASSET VALUE PER SHARE                                                                                      $         0.84

                                                                                                               ==============

Shares Authorized                                                                                                  40,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



HIGH YIELD BOND PORTFOLIO





INVESTMENT INCOME

Dividends                                                                                                      $           94

Interest                                                                                                            1,739,125

                                                                                                               --------------

                                                                                    TOTAL INVESTMENT INCOME         1,739,219

                                                                                                               --------------

EXPENSES

Investment advisory fee                                                                                               153,177

Administrative service fee                                                                                             69,626

Professional fees                                                                                                       8,509

Custody and transaction fees                                                                                            7,471

Directors' fees and expenses                                                                                            2,504

Compliance expenses                                                                                                     4,213

Registration fees                                                                                                       1,827

Insurance expenses                                                                                                     12,193

                                                                                                               --------------

                                                                                             TOTAL EXPENSES           259,520

                                                                                   LESS EXPENSES REIMBURSED           (36,697)

                                                                                                               --------------

                                                                                               NET EXPENSES           222,823

                                                                                                               --------------

INVESTMENT INCOME--NET                                                                                              1,516,396

                                                                                                               --------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

  Net realized loss on investments                                                                                   (343,023)

  Change in unrealized depreciation of investments                                                                 (1,667,528)

                                                                                                               --------------

NET LOSS ON INVESTMENTS                                                                                            (2,010,551)

                                                                                                               --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $     (494,155)

                                                                                                               ==============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



HIGH YIELD BOND PORTFOLIO





                                                                                                            YEAR ENDED

                                                                                                           DECEMBER 31,

                                                                                                  ------------------------------

                                                                                                       2005             2004

                                                                                                  -------------    -------------


     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

       Investment income--net                                                                     $   1,516,396    $   1,442,560

       Net realized gain (loss) on investments                                                         (343,023)         244,690

       Change in unrealized appreciation (depreciation)                                              (1,667,528)       1,029,686

                                                                                                  -------------    -------------

       Net increase (decrease) in net assets resulting from operations                                 (494,155)       2,716,936

     DISTRIBUTIONS TO SHAREHOLDERS FROM

       Investment income--net                                                                        (1,516,422)      (1,442,535)

                                                                                                  -------------    -------------

     Total distributions to shareholders                                                             (1,516,422)      (1,442,535)

     CAPITAL SHARE TRANSACTIONS--Net                                                                  2,102,327        2,189,961

                                                                                                  -------------    -------------

     TOTAL INCREASE                                                                                      91,750        3,464,362

     NET ASSETS

       Beginning of year                                                                             27,737,236       24,272,874

                                                                                                  -------------    -------------

       End of year                                                                                $  27,828,986    $  27,737,236

                                                                                                  =============    =============

     Undistributed Net Investment Income                                                          $       4,603    $       4,629

                                                                                                  =============    =============




FINANCIAL HIGHLIGHTS



HIGH YIELD BOND PORTFOLIO





                                                                                   YEAR ENDED DECEMBER 31,

                                                                  ----------------------------------------------------------

                                                                    2005        2004        2003        2002         2001

                                                                  ---------   ---------   ---------   ---------    ---------


   Selected data for a share of capital stock outstanding

     throughout the years indicated.

   Net asset value, beginning of year                             $    0.91   $    0.86   $    0.77   $    0.86    $    0.95

   Income from investment operations

   Investment income--net                                              0.05        0.05        0.05        0.07         0.09

   Net realized and unrealized gain (loss) on investments             (0.07)       0.05        0.09       (0.09)       (0.09)

                                                                  ---------   ---------   ---------   ---------    ---------

                               Total from investment operations       (0.02)       0.10        0.14       (0.02)          --

   Less distributions

   Investment income--net                                             (0.05)      (0.05)      (0.05)      (0.07)       (0.09)

   Capital gains                                                         --          --       (0.00)*        --           --

                                                                  ---------   ---------   ---------   ---------    ---------

                                            Total distributions       (0.05)      (0.05)      (0.05)      (0.07)       (0.09)

                                                                  ---------   ---------   ---------   ---------    ---------

   Net asset value, end of year                                   $    0.84   $    0.91   $    0.86   $    0.77    $    0.86

                                                                  =========   =========   =========   =========    =========

   Total return                                                       (2.35)%     11.61%      18.48%      (2.80)%       0.51%

                                                                  =========   =========   =========   =========    =========

   RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

   Net assets, end of year (000's omitted)                        $  27,829   $  27,737   $  24,273   $  20,026    $  20,589

   Ratio of expenses with reimbursement to average net

     assets (1)                                                        0.80%       0.80%       0.80%       0.80%        0.80%

   Ratio of expenses without reimbursement to average net

     assets                                                            0.93%       0.88%       0.90%       0.90%        0.93%

   Ratio of net investment income to average net assets                5.45%       5.57%       6.13%       7.92%        9.71%

   Portfolio turnover rate                                             7.94%      29.84%      21.67%       6.28%       12.18%




*   Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% on the High

    Yield Bond Portfolio until April 30, 2007.



See notes to financial statements.

AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO



MANAGER DISCUSSION



The International Stock Portfolio's objective is to seek long-term growth of capital through investments primarily in the equity securities of established

non-U.S. companies. The portfolio is guided by a strategy of investing across the spectrum of Morgan Stanley Capital International--Europe Australia and Far

East Index (MSCI EAFE) constituent countries while utilizing a quantitative and qualitative approach to selecting equity securities within the international universe. Equity investments are primarily made through purchases of American

Depository Receipts (ADRs) and to a lesser degree, U.S.-listed equity securities of foreign companies.



In 2005, the portfolio produced a return of +6.64%, after portfolio expenses,

but before product specific charges. Over that same time frame the broader international markets, as measured by the MSCI EAFE Index, returned +10.86%.

Country returns within the EAFE Index varied widely. The top performing EAFE

Index constituent country was Japan, up 40% as investors renewed convictions that Japan is finally turning the corner in the areas of productivity and bad banking loans. Also posting strong performance in 2005 were France, up 23%;

Switzerland, up 33%; Sweden, up 32%; and the Netherlands, up 26%; the United

Kingdom, up 17%; and Italy, up 16%.



The portfolio benefited most from its holdings in the Materials, Utilities, and

Consumer Discretionary sectors, while Telecommunications Services hampered performance. The 12% decline in the portfolio's Telecommunications Services holdings hurt overall performance markedly, as nearly 16% of the portfolio's holdings are in Telecommunications companies. Telecommunications companies within Europe and Asia represent some of the largest companies (by market capitalization) available for investment opportunities. As such, these companies represent a significant portion of a country's overall return as well as some of the most liquid ADRs available in the marketplace. We anticipate

Telecommunications Services will rebound in 2006, and we see no need to change the strategy of owning large capitalization companies as a methodology for replicating country exposure.



The best performing stocks in the portfolio for 2005 were BG Group, a British gas utility, up 43%; International Power, a British electric utility, up 36%;

Mitsubishi Tokyo Financial, a Japanese bank, up 35%; Astrazeneca, a British pharmaceuticals company, up 33%; and Norsk Hydro, a Norwegian industrial conglomerate, up 31%. The worst performers in the portfolio included Telecom

Italia, an Italian telecommunications company, down 28%; Deutsche Telecom, a

German telecommunications company, down 26%; France Telecom, a French telecommunications company, down 24%; and Vodafone, a British telecommunications company, down 21%.



For 2006, we have rebalanced the country weightings and moved the portfolio to a country-neutral position, in terms of allocations. We also added several new companies to the portfolio including: Coles-Meyer, an Australian supermarket chain; Santos, an Australian energy company; Serono, a Swiss pharmaceutical company; Schering, a German pharmaceutical company; Swisscom, a Swiss telecommunications company; Telenor, a Norwegian telecommunications company;

UBS, a Swiss bank; and Vivendi, a French media conglomerate.



The Eurozone should see continued below-trend GDP growth in the 1.5-1.75% range for 2006. However, domestic demand across Europe is strong and is contributing as much to GDP as is net trade. In Asia, China continues to post strong,

accelerating growth as industrial production grows at 16%. China's strong appetite for the consumer and infrastructure markets will continue to be a major factor in the region via intra-Asia trade.



The International Stock Portfolio is well positioned, in our opinion, for the expected continued slow growth in Europe, through exposure to defensive areas of the markets such as Healthcare, Financials, and Energy, while also providing exposure to market sectors that would benefit from continuing global recovery such as Technology and Consumer Discretionary. The portfolio continues to invest across a broad spectrum of countries while focusing on value-oriented stock picking to provide for future returns.



Sincerely,



Andrew R. Duncan, CFA

Portfolio Manager, International Stock Portfolio

[CHART]



   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL STOCK

   PORTFOLIO, LIPPER INTERNATIONAL FUND INDEX AND THE MSCI EAFE TOTAL RETURN





AVERAGE ANNUAL RETURNS

1 YEAR                        6.64%

5 YEAR                        0.64%

FROM INCEPTION               (3.22)%






                                                                        LIPPER INTERNATIONAL

                INTERNATIONAL STOCK PORTFOLIO       MSCI EAFE TR     MULTI-CAP CORE FUND INDEX


5/1/2000                   $ 10,000                   $ 10,000                $ 10,000

12/31/2000                 $  8,048                   $  8,609                $  9,050

12/31/2001                 $  5,985                   $  6,783                $  7,301

6/30/2002                  $  8,521                   $  6,689                $  7,338

12/31/2002                 $  5,008                   $  5,720                $  6,291

6/30/2003                  $  8,892                   $  6,283                $  6,869

12/31/2003                 $  6,698                   $  7,960                $  8,555

6/30/2004                  $  9,275                   $  8,203                $  8,896

12/31/2004                 $  7,790                   $  9,361                $ 10,199

6/30/2005                  $  9,348                   $  9,103                $ 10,133

12/31/2005                 $  8,307                   $ 10,379                $ 11,602




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES

NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN

INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR

LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE

COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME

AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL

AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.



The International Stock Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value.

These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by

American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American

National variable product prospectus for a complete listing of these expenses.

The Portfolio's shares are available exclusively as a funding vehicle for

American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2005



INTERNATIONAL STOCK PORTFOLIO



COMMON STOCK (a)





                                                              SHARES           VALUE


AUSTRALIA--1.56%

Westpac Banking Corp.                                              1,068   $       89,263



BELGIUM--1.14%

Delhaize Group                                                       319           20,885

Fortis                                                             1,393           44,282

                                                                           --------------

                                                                                   65,167



DENMARK--1.68%

Novo Nordisk A/S                                                     960           54,086

TDC A/S                                                            1,398           41,772

                                                                           --------------

                                                                                   95,858

FINLAND--1.37%

Nokia Oyj                                                          4,258           77,921



FRANCE--10.52%

Alcatel SA *                                                       1,809           22,432

Axa                                                                2,887           93,337

France Telecom SA                                                  1,812           45,010

Groupe Danone                                                      2,452           51,590

Sanofi-Aventis                                                     2,066           90,697

Total SA                                                           2,350          297,040

                                                                           --------------

                                                                                  600,106



GERMANY--5.78%

Deutsche Bank AG                                                     854           82,727

Deutsche Telekom AG                                                4,167           69,297

SAP AG                                                             1,708           76,980

Siemens AG                                                         1,175          100,568

                                                                           --------------

                                                                                  329,572



GREECE--0.83%

Hellenic Telecommunications Organization SA *                      4,504           47,202



HONG KONG--1.31%

Chartered Semiconductor Manufacturing Ltd. *                         200            1,526

Cheung Kong (Holdings) Ltd.                                        2,654           27,229

Hutchison Whampoa Ltd.                                               963           45,861

                                                                           --------------

                                                                                   74,616

IRELAND--1.30%

Bank of Ireland                                                    1,174           74,326



ITALY--4.65%

Eni S.p.A.                                                           641           89,394

Luxottica Group S.p.A.                                               848           21,463

SanPaolo IMI S.p.A.                                                1,176           36,750

Telecom Italia S.p.A.                                              4,026          117,599

                                                                           --------------

                                                                                  265,206



JAPAN--23.02%

Canon Inc.                                                         1,920          112,954

Hitachi, Ltd.                                                        854           57,560

Honda Motor Co., Ltd.                                              4,267          123,615

Kirin Brewery Co., Ltd.                                            2,334           27,098

Matsushita Electric Industrial Co., Ltd.                           4,496           87,132

Millea Holdings, Inc.                                                641           55,158

Mitsubishi UFJ Financial Group, Inc.                              10,391          142,253

NEC Corp.                                                          3,222           19,944

Nippon Telegraph And Telephone Corp.                               6,947          158,461

SONY Corp.                                                         1,926           78,581

TDK Corp.                                                            215           14,900

Toyota Motor Corp.                                                 4,163          435,533

                                                                           --------------

                                                                                1,313,189



NETHERLANDS--6.00%

ABN AMRO Holding N.V.                                              1,069   $       27,944

Aegon N.V.                                                         1,120           18,278

ING Groep N.V.                                                     1,499           52,195

Koninklijke Ahold N.V. *                                             652            4,910

Koninklijke (Royal) KPN N.V.                                         992            9,960

Koninklijke (Royal) Philips Electronics N.V.                         960           29,856

Royal Dutch Shell PLC Class A                                      1,600           98,384

Royal Dutch Shell PLC Class B                                      1,561          100,731

                                                                           --------------

                                                                                  342,258



NORWAY--1.74%

Norsk Hydro ASA                                                      961           99,156



PORTUGAL--0.89%

EDP - Energias de Portugal, SA                                       212            6,544

Portugal Telecom, SGPS, SA                                         4,423           44,540

                                                                           --------------

                                                                                   51,084



SPAIN--4.16%

Banco Bilbao Vizcaya Argentaria, SA                                2,885           51,497

Banco Santander Central Hispano SA                                 4,272           56,348

Endesa, SA                                                           959           24,944

Repsol YPF, SA                                                     1,176           34,586

Telefonica SA                                                      1,553           69,916

                                                                           --------------

                                                                                  237,291



SWEDEN--0.91%

Telefonaktiebolaget LM Ericsson                                    1,514           52,082



SWITZERLAND--6.44%

Adecco SA                                                          1,073           12,382

Nestle SA                                                          2,134          159,085

Novartis AG                                                        3,735          196,013

                                                                           --------------

                                                                                  367,480



UNITED KINGDOM--15.79%

AstraZeneca PLC                                                    1,928           93,701

BG Group PLC                                                         852           42,319

BP PLC                                                             4,163          267,348

BT Group PLC                                                         959           36,806

Barclays PLC                                                       1,605           67,538

Cadbury Schweppes PLC                                                533           20,409

GlaxoSmithKline PLC                                                3,525          177,942

Imperial Chemical Industries PLC                                     217            4,945

International Power PLC                                              110            4,621

Unilever PLC                                                         642           25,757

Vodafone Group PLC                                                 7,151          153,532

WPP Group PLC                                                        106            5,724

                                                                           --------------

                                                                                  900,642

                                                                           --------------

                                              TOTAL COMMON STOCK--89.09%

                                                       (Cost $5,625,117)        5,082,419

                                                                           --------------


U S GOVERNMENT AGENCY

SHORT-TERM OBLIGATIONS





                                                               FACE

                                                              AMOUNT           VALUE


U S GOVERNMENT AGENCIES--9.19%

Federal National Mortgage Assoc.,

  4.05%, 01/03/06                                         $      125,000   $      124,972

Federal Farm Credit Bank,

  4.06%, 01/12/06                                                400,000          399,504

                                                                           --------------

                                             TOTAL U S GOVERNMENT AGENCY

                                           SHORT-TERM OBLIGATIONS--9.19%

                                                         (Cost $524,476)          524,476

                                                                           --------------

                                               TOTAL INVESTMENTS--98.28%

                                                       (Cost $6,149,593)        5,606,895

                          CASH AND OTHER ASSETS, LESS LIABILITIES--1.72%           98,227

                                                                           --------------

                                                     NET ASSETS--100.00%   $    5,705,122

                                                                           ==============




*--Non-income producing securities



NOTE TO SCHEDULE OF INVESTMENTS



(a) This portfolio invests primarily in depositary receipts, which include ADRs.

    These securities are negotiable U.S. securities that generally represent a

    non-U.S company's publicly traded equity and are usually U.s.

    dollar-denominated.



[CHART]



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS





Consumer Discretionary          11.48%

Consumer Staples                 5.52%

Energy                          15.83%

Financials                      16.39%

Health Care                     11.31%

Industrials                      2.83%

Information Technology           9.87%

Materials                        1.86%

Miscellaneous                    9.35%

Telecommunication Services      14.16%

Utilities                        1.40%




See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005



INTERNATIONAL STOCK PORTFOLIO





ASSETS

Investments in securities, at value (Cost $6,149,593)                                                          $    5,606,895

Cash and cash equivalents                                                                                              77,073

Prepaid expenses                                                                                                        1,153

Receivable for:

  Dividends                                                                                                             6,694

  Capital stock sold                                                                                                   23,889

  Expense reimbursement                                                                                                 1,550

                                                                                                               --------------

                                                                                               TOTAL ASSETS         5,717,254

                                                                                                               --------------

LIABILITIES

Payable to investment adviser for fund expenses                                                                         3,167

Accrued:

  Investment advisory fee                                                                                               3,592

  Administrative service fee                                                                                            1,197

Other liabilities                                                                                                       4,176

                                                                                                               --------------

                                                                                          TOTAL LIABILITIES            12,132

                                                                                                               --------------

                                                                                                 NET ASSETS    $    5,705,122

                                                                                                               ==============

The components of net assets:

  Capital paid-in                                                                                              $    6,531,680

  Accumulated net realized loss on investments                                                                       (283,860)

  Net unrealized depreciation of investments                                                                         (542,698)

                                                                                                               --------------

Net Assets                                                                                                     $    5,705,122

                                                                                                               ==============

SHARES OUTSTANDING ($.01 par value per share)                                                                       7,202,969

                                                                                                               ==============

NET ASSET VALUE PER SHARE                                                                                      $         0.79

                                                                                                               ==============

Shares Authorized                                                                                                  45,000,000




STATEMENT OF OPERATIONS Year Ended December 31, 2005



INTERNATIONAL STOCK PORTFOLIO





INVESTMENT INCOME

Dividends (Net of foreign tax withheld of $15,363)                                                             $      111,929

Interest                                                                                                               14,102

                                                                                                               --------------

                                                                                    TOTAL INVESTMENT INCOME           126,031

                                                                                                               --------------

EXPENSES

Investment advisory fee                                                                                                38,664

Administrative service fee                                                                                             12,888

Professional fees                                                                                                       8,509

Custody and transaction fees                                                                                            7,524

Directors' fees and expenses                                                                                            2,504

Compliance expenses                                                                                                       723

Registration fees                                                                                                       1,827

Insurance expenses                                                                                                      2,141

                                                                                                               --------------

                                                                                             TOTAL EXPENSES            74,780

                                                                                   LESS EXPENSES REIMBURSED           (18,075)

                                                                                                               --------------

                                                                                               NET EXPENSES            56,705

                                                                                                               --------------

INVESTMENT INCOME--NET                                                                                                 69,326

                                                                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments                                                                                    (54,516)

  Change in unrealized appreciation of investments                                                                    370,751

                                                                                                               --------------

NET GAIN ON INVESTMENTS                                                                                               316,235

                                                                                                               --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $      385,561

                                                                                                               ==============




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



INTERNATIONAL STOCK PORTFOLIO





                                                                                                            YEAR ENDED

                                                                                                           DECEMBER 31,

                                                                                                  ------------------------------

                                                                                                      2005             2004

                                                                                                  -------------    -------------


     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

       Investment income--net                                                                     $      69,326    $      37,141

       Net realized gain (loss) on investments                                                          (54,516)          11,609

       Change in unrealized appreciation                                                                370,751          542,822

                                                                                                  -------------    -------------

       Net increase in net assets resulting from operations                                             385,561          591,572



     DISTRIBUTIONS TO SHAREHOLDERS FROM

       Investment income--net                                                                           (69,326)         (37,145)



     CAPITAL SHARE TRANSACTIONS--Net                                                                    626,502          464,640

                                                                                                  -------------    -------------

     TOTAL INCREASE                                                                                     942,737        1,019,067

     NET ASSETS

       Beginning of year                                                                              4,762,385        3,743,318

                                                                                                  -------------    -------------

       End of year                                                                                $   5,705,122    $   4,762,385

                                                                                                  =============    =============




FINANCIAL HIGHLIGHTS



INTERNATIONAL STOCK PORTFOLIO





                                                                                  YEAR ENDED DECEMBER 31,

                                                                  ----------------------------------------------------------

                                                                    2005        2004        2003        2002         2001

                                                                  ---------   ---------   ---------   ---------    ---------


   Selected data for a share of capital stock outstanding

     throughout the periods indicated

   Net asset value, beginning of year                             $    0.75   $    0.66   $    0.49   $    0.61    $    0.80

   Income from investment operations

     Investment income--net                                            0.01        0.01        0.01          --           --

     Net realized and unrealized gain (loss) on investments            0.04        0.09        0.17       (0.12)       (0.19)

                                                                  ---------   ---------   ---------   ---------    ---------

                               Total from investment operations        0.05        0.10        0.18       (0.12)       (0.19)

   Less distributions

     Investment income--net                                           (0.01)      (0.01)      (0.01)         --           --

                                                                  ---------   ---------   ---------   ---------    ---------

                                            Total distributions       (0.01)      (0.01)      (0.01)         --           --

                                                                  ---------   ---------   ---------   ---------    ---------

   Net asset value, end of year                                   $    0.79   $    0.75   $    0.66   $    0.49    $    0.61

                                                                  =========   =========   =========   =========    =========

   Total return                                                        6.64%      14.53%      35.81%     (19.06)%     (23.11)%

                                                                  =========   =========   =========   =========    =========

   RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

   Net assets, end of year (000's omitted)                        $   5,705   $   4,762   $   3,743   $   2,681    $   3,130

   Ratio of expenses with reimbursement to average net

     assets (1)                                                        1.10%       1.10%       1.10%       1.10%        1.10%

   Ratio of expenses without reimbursement to average net

     assets                                                            1.45%       1.35%       1.52%       1.54%        1.54%

   Ratio of net investment income to average net assets                1.34%       0.91%       1.01%       0.69%        0.57%

   Portfolio turnover rate                                             1.32%       4.22%       0.00%       0.00%       18.74%




(1) SM&R has voluntarily agreed to waive or reduce expenses to 1.10% on the

    International Stock Portfolio until April 30, 2007.



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2005



AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.



NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the

Investment Company Act of 1940, as amended. The Fund is comprised of the Growth,

Equity Income, Balanced, Money Market, Government Bond, Small-Cap/Mid-Cap, High

Yield Bond and the International Stock Portfolios.



Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").



The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.



SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price.

Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of

Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to fair value.



SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized, over the lives of the respective securities. Withholding taxes on foreign dividend have been provided for in accordance with the fund's understanding of the applicable country's tax rules and rates.



RECLASSIFICATION OF CAPITAL ACCOUNTS:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.



For the year ended December 31, 2005, each portfolio recorded the following reclassification to the accounts listed below:





                                                                              ACCUMULATED NET

                                                          PAID IN CAPITAL     INVESTMENT LOSS

                                                          ---------------     ---------------


Growth Portfolio                                                   (6)                 6

Equity Income Portfolio                                            (2)                 2

Balanced Portfolio                                                (16)                16

Small-Cap/Mid-Cap Portfolio                                   (18,784)            18,784




FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity.

The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.





TAX YEAR ENDING DECEMBER 31, 2005                         LOSS CARRYFORWARDS    EXPIRATION DATES

---------------------------------                         ------------------    ----------------


Growth Portfolio                                             $  1,330,644             2010

                                                             $    344,124             2011

Government Bond Portfolio                                    $     26,987             2012

                                                             $     93,477             2013

Small-Cap/Mid-Cap Portfolio                                  $      9,309             2010

                                                             $  1,735,048             2011

                                                             $     49,937             2012

High Yield Bond Portfolio                                    $    655,751             2011

                                                             $    343,023             2013

International Stock Portfolio                                $    143,766             2009

                                                             $     35,288             2010

                                                             $     23,939             2011

                                                             $     80,867             2013


CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The

Fund may repurchase shares at net asset value. Dividends and other distributions are recorded by each portfolio on the ex-dividend date and may be reinvested at net asset value.



EXPENSES:

Operating expenses not directly attributable to a portfolio are prorated among the portfolios of the Fund based on the relative amount of each portfolio's net assets or shareholders.



NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH

AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National. Investment advisory and service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:





                                                        INVESTMENT        SERVICE

                                                       ADVISORY FEE         FEE


               Growth Portfolio                           0.50%            0.25%

               Equity Income Portfolio                    0.50%            0.25%

               Balanced Portfolio                         0.50%            0.25%

               Money Market Portfolio                     0.50%            0.25%

               Government Bond Portfolio                  0.50%            0.25%

               Small-Cap/Mid-Cap Portfolio                1.25%            0.25%

               High Yield Bond Portfolio                  0.55%            0.25%

               International Stock

               Portfolio                                  0.75%            0.25%




In addition to the investment advisory fee and the administrative service fee,

the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest and miscellaneous expenses.



Effective June 1, 2002, and until April 30, 2007, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each portfolio's average daily net assets:






                         Growth Portfolio                 0.87%

                         Equity Income Portfolio          0.79%

                         Balanced Portfolio               0.81%

                         Money Market Portfolio           0.56%

                         Government Bond Portfolio        0.35%

                         Small-Cap/Mid-Cap Portfolio      1.12%

                         High Yield Bond Portfolio        0.80%

                         International Stock Portfolio    1.10%




Fee waivers and/or reductions, other than those stated in the Administrative

Service Agreement, may be rescinded by SM&R at any time without notice to investors.



As of December 31, 2005, SM&R and American National had the following ownership in the Fund:





                                                              AMERICAN NATIONAL                AMERICAN NATIONAL

                                     SM&R                     CORPORATE ACCOUNTS               SEPARATE ACCOUNTS

                        -----------------------------   ------------------------------   ------------------------------

                                    PERCENT OF SHARES                PERCENT OF SHARES                PERCENT OF SHARES

                         SHARES        OUTSTANDING       SHARES         OUTSTANDING        SHARES        OUTSTANDING


Growth Portfolio          150,076         1.28%          2,931,132         24.91%         8,683,412         73.81%

Equity Income

Portfolio                 195,304         1.45%          3,747,021         27.89%         9,492,243         70.66%

Balanced Portfolio        107,073         1.04%          3,625,106         35.13%         6,585,749         63.83%

Money Market Portfolio    240,327         0.70%          2,806,926          8.17%        31,293,788         91.13%

Government Bond

Portfolio                      --         0.00%          6,477,731         52.32%         5,903,307         47.68%

Small-Cap/Mid-Cap

Portfolio                 400,000         3.02%          2,000,000         15.12%        10,830,952         81.86%

High Yield Bond

Portfolio                      --         0.00%         30,335,600         91.93%         2,663,471          8.07%

International Stock

Portfolio               1,577,217        21.90%          3,680,173         51.09%         1,945,579         27.01%




The Fund pays directors' fees and expenses for all the independent directors.

The Fund also pays the salary and other expenses of the Chief Compliance

Officer.

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Investments have the same cost for tax and financial statement purposes.

Aggregate purchases and sales of investments, other than commercial paper and short-term obligations, were as follows:





                                                    PURCHASES         SALES


Growth Portfolio                                 $    6,258,867   $    5,887,182

Equity Income Portfolio                          $    6,111,305   $    5,329,744

Balanced Portfolio                               $    5,196,548   $    3,239,646

Government Bond Portfolio                        $    7,833,403   $    5,988,478

Small-Cap/Mid-Cap Portfolio                      $   14,378,831   $   14,315,155

High Yield Bond Portfolio                        $    2,949,220   $    1,757,911

International Stock Portfolio                    $      301,544   $       62,238




Gross unrealized appreciation and depreciation as of December 31, 2005, based on the cost for federal income tax purposes is as follows:





                                                              COST         APPRECIATION     DEPRECIATION         NET


Growth Portfolio                                         $   15,519,353   $    3,448,598   $      484,852   $    2,963,746

Equity Income Portfolio                                  $   20,167,876   $    3,611,331   $    1,121,368   $    2,489,963

Balanced Portfolio                                       $   13,422,759   $    1,432,570   $      519,715   $      912,855

Government Bond Portfolio                                $   12,647,936   $       51,276   $      161,654   $     (110,378)

Small-Cap/Mid-Cap Portfolio                              $    3,018,722   $      468,479   $       32,110   $      436,369

High Yield Bond Portfolio                                $   29,878,462   $      888,093   $    3,261,187   $   (2,373,094)

International Stock Portfolio                            $    6,149,593   $      831,436   $    1,374,134   $     (542,698)




The difference between book basis and tax basis unrealized appreciation

(depreciation) is attributable primarily to the tax deferral of losses on wash sales.



NOTE 4--CAPITAL STOCK

GROWTH PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                          512,262   $      790,614        1,034,641   $    1,511,085

Investment income dividends reinvested                          134,385          210,985          139,473          214,788

                                                         --------------   --------------   --------------   --------------

Subtotals                                                       646,647        1,001,599        1,174,114        1,725,873

Redemptions of capital shares                                  (893,411)      (1,376,381)        (710,644)      (1,040,386)

                                                         --------------   --------------   --------------   --------------

Net increase (decrease) in capital shares

  outstanding                                                  (246,764)  $     (374,782)         463,470   $      685,487

                                                                          ==============                    ==============

Shares outstanding at beginning of year                      12,011,384                        11,547,914

                                                         --------------                    --------------

Shares outstanding at end of year                            11,764,620                        12,011,384

                                                         ==============                    ==============




EQUITY INCOME PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                          710,742   $    1,219,126          964,522   $    1,569,055

Investment income dividends reinvested                          220,622          372,852          225,751          388,292

Distributions from net realized gains reinvested                308,196          520,850

                                                         --------------   --------------   --------------   --------------

Subtotals                                                     1,239,560        2,112,828        1,190,273        1,957,347

Redemptions of capital shares                                (1,414,517)      (2,420,388)        (720,314)      (1,171,336)

                                                         --------------   --------------   --------------   --------------

Net increase (decrease) in capital shares outstanding          (174,957)  $     (307,560)         469,959   $      786,011

                                                                          ==============                    ==============

Shares outstanding at beginning of year                      13,609,525                        13,139,566

                                                         --------------                    --------------

Shares outstanding at end of year                            13,434,568                        13,609,525

                                                         ==============                    ==============


BALANCED PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                        1,390,396   $    1,998,110        1,664,088   $    2,375,147

Investment income dividends reinvested                          209,182          292,854          180,340          261,493

Distributions from net realized gains reinvested                191,995          268,794          104,715          151,836

                                                         --------------   --------------   --------------   --------------

Subtotals                                                     1,791,573        2,559,758        1,949,143        2,788,476

Redemptions of capital shares                                  (940,722)      (1,353,914)        (671,580)        (961,901)

                                                         --------------   --------------   --------------   --------------

Net increase in capital shares outstanding                      850,851   $    1,205,844        1,277,563   $    1,826,575

                                                                          ==============                    ==============

Shares outstanding at beginning of year                       9,467,077                         8,189,514

                                                         --------------                    --------------

Shares outstanding at end of year                            10,317,928                         9,467,077

                                                         ==============                    ==============




MONEY MARKET PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                       18,147,245   $   18,147,245       29,675,893   $   29,675,893

Investment income dividends reinvested                          857,084          857,084          220,503          220,503

                                                         --------------   --------------   --------------   --------------

Subtotals                                                    19,004,329       19,004,329       29,896,396       29,896,396

Redemptions of capital shares                               (14,654,742)     (14,654,742)     (18,301,767)     (18,301,767)

                                                         --------------   --------------   --------------   --------------

Net increase in capital shares outstanding                    4,349,587   $    4,349,587       11,594,629   $   11,594,629

                                                                          ==============                    ==============

Shares outstanding at beginning of year                      29,991,454                        18,396,825

                                                         --------------                    --------------

Shares outstanding at end of year                            34,341,041                        29,991,454

                                                         ==============                    ==============




GOVERNMENT BOND PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                        1,877,936   $    1,969,420        1,926,597   $    2,037,894

Investment income dividends reinvested                          392,355          404,126          285,712          297,140

                                                         --------------   --------------   --------------   --------------

Subtotals                                                     2,270,291        2,373,546        2,212,309        2,335,034

Redemptions of capital shares                                  (751,664)        (788,891)      (2,008,540)      (2,145,283)

                                                         --------------   --------------   --------------   --------------

Net increase in capital shares outstanding                    1,518,627   $    1,584,655          203,769   $      189,751

                                                                          ==============                    ==============

Shares outstanding at beginning of year                      10,862,410                        10,658,641

                                                         --------------                    --------------

Shares outstanding at end of year                            12,381,037                        10,862,410

                                                         ==============                    ==============


SMALL-CAP/MID-CAP PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                        2,941,209   $      718,043        5,325,472   $    1,229,289

Redemptions of capital shares                                (2,142,222)        (534,844)      (2,669,355)        (618,616)

                                                         --------------   --------------   --------------   --------------

Net increase in capital shares outstanding                      798,987   $      183,199        2,656,117   $      610,673

                                                                          ==============                    ==============

Shares outstanding at beginning of year                      12,431,965                         9,775,848

                                                         --------------                    --------------

Shares outstanding at end of year                            13,230,952                        12,431,965

                                                         ==============                    ==============




HIGH YIELD BOND PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                        1,122,227   $    1,008,743        1,145,551   $    1,036,018

Investment income dividends reinvested                        1,805,265        1,516,422        1,585,204        1,442,535

                                                         --------------   --------------   --------------   --------------

Subtotals                                                     2,927,492        2,525,165        2,730,755        2,478,553

Redemptions of capital shares                                  (472,317)        (422,838)        (314,642)        (288,592)

                                                         --------------   --------------   --------------   --------------

Net increase in capital shares outstanding                    2,455,175   $    2,102,327        2,416,113   $    2,189,961

                                                                          ==============                    ==============

Shares outstanding at beginning of year                      30,543,896                        28,127,783

                                                         --------------                    --------------

Shares outstanding at end of year                            32,999,071                        30,543,896

                                                         ==============                    ==============




INTERNATIONAL STOCK PORTFOLIO





                                                                              YEAR ENDED DECEMBER 31,

                                                         -----------------------------------------------------------------

                                                                      2005                              2004

                                                         -------------------------------   -------------------------------

                                                             SHARES           AMOUNT           SHARES           AMOUNT

                                                         --------------   --------------   --------------   --------------


Sale of capital shares                                        1,044,022   $      779,604        1,407,476   $      959,461

Investment income dividends reinvested                           87,755           69,326           49,526           37,145

                                                         --------------   --------------   --------------   --------------

Subtotals                                                     1,131,777          848,930        1,457,002          996,606

Redemptions of capital shares                                  (295,014)        (222,428)        (782,670)        (531,966)

                                                         --------------   --------------   --------------   --------------

Net increase in capital shares outstanding                      836,763   $      626,502          674,332   $      464,640

                                                                          ==============                    ==============

Shares outstanding at beginning of year                       6,366,206                         5,691,874

                                                         --------------                    --------------

Shares outstanding at end of year                             7,202,969                         6,366,206

                                                         ==============                    ==============


NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS





                                                                                            YEAR ENDED

                                                                                           DECEMBER 31,

                                                                                   ---------------------------

                                                                                       2005           2004

                                                                                   ------------   ------------


GROWTH PORTFOLIO

  Distributions paid from:

    Ordinary income                                                                $    210,985   $    214,788

    Long-term capital gain                                                                   --             --

                                                                                   ------------   ------------

                                                                                   $    210,985   $    214,788

                                                                                   ============   ============



EQUITY INCOME PORTFOLIO

  Distributions paid from:

    Ordinary income                                                                $    372,851   $    388,292

    Long-term capital gain                                                              520,851             --

                                                                                   ------------   ------------

                                                                                   $    893,702   $    388,292

                                                                                   ============   ============



BALANCED PORTFOLIO

  Distributions paid from:

    Ordinary income                                                                $    298,786   $    293,707

    Long-term capital gain                                                              262,862        119,622

                                                                                   ------------   ------------

                                                                                   $    561,648   $    413,329

                                                                                   ============   ============



MONEY MARKET PORTFOLIO

  Distributions paid from:

    Ordinary income                                                                $    857,075   $    220,503

    Long-term capital gain                                                                   --             --

                                                                                   ------------   ------------

                                                                                   $    857,075   $    220,503

                                                                                   ============   ============



GOVERNMENT BOND PORTFOLIO

  Distributions paid from:

    Ordinary income                                                                $    404,126   $    297,140

    Long-term capital gain                                                                   --             --

                                                                                   ------------   ------------

                                                                                   $    404,126   $    297,140

                                                                                   ============   ============



HIGH YIELD BOND PORTFOLIO

  Distributions paid from:

    Ordinary income                                                                $  1,516,422   $  1,442,535

    Long-term capital gain                                                                   --             --

                                                                                   ------------   ------------

                                                                                   $  1,516,422   $  1,442,535

                                                                                   ============   ============



INTERNATIONAL STOCK PORTFOLIO

  Distributions paid from:

    Ordinary income                                                                $     69,326   $     37,145

    Long-term capital gain                                                                   --             --

                                                                                   ------------   ------------

                                                                                   $     69,326   $     37,145

                                                                                   ============   ============




As of December 31, 2005, the components of net assets on a tax basis were as follows:





GROWTH PORTFOLIO

Unrealized appreciation - investments                                                             $  2,963,746

Capital loss carryforward                                                                           (1,674,768)

Paid-in-capital                                                                                     17,210,047

                                                                                                  ------------

    Total Net Assets                                                                              $ 18,499,025

                                                                                                  ============



EQUITY INCOME PORTFOLIO

Unrealized appreciation - investments                                                             $  2,489,963

Paid-in-capital                                                                                     20,196,099

                                                                                                  ------------

    Total Net Assets                                                                              $ 22,686,062

                                                                                                  ============



BALANCED PORTFOLIO

Unrealized appreciation - investments                                                             $    912,855

Paid-in-capital                                                                                     13,501,086

                                                                                                  ------------

    Total Net Assets                                                                              $ 14,413,941

                                                                                                  ============



MONEY MARKET PORTFOLIO

Paid-in-capital                                                                                   $ 34,341,041

                                                                                                  ------------

    Total Net Assets                                                                              $ 34,341,041

                                                                                                  ============



GOVERNMENT BOND PORTFOLIO

Undistributed net invest income                                                                   $        486

Unrealized depreciation - investments                                                                 (110,378)

Capital loss carryforward                                                                             (120,464)

Paid-in-capital                                                                                     12,947,817

                                                                                                  ------------

    Total Net Assets                                                                              $ 12,717,461

                                                                                                  ============



SMALL-CAP/MID-CAP PORTFOLIO

Unrealized appreciation - investments                                                             $    436,369

Capital loss carryforward                                                                           (1,794,294)

Paid-in-capital                                                                                      4,922,123

                                                                                                  ------------

    Total Net Assets                                                                              $  3,564,198

                                                                                                  ============



HIGH YIELD BOND PORTFOLIO

Undistributed net invest income                                                                   $      4,603

Unrealized depreciation - investments                                                               (2,373,094)

Capital loss carryforward                                                                             (998,774)

Paid-in-capital                                                                                     31,196,251

                                                                                                  ------------

    Total Net Assets                                                                              $ 27,828,986

                                                                                                  ============



INTERNATIONAL STOCK PORTFOLIO

Unrealized depreciation - investments                                                             $   (542,698)

Capital loss carryforward                                                                             (283,860)

Paid-in-capital                                                                                      6,531,680

                                                                                                  ------------

    Total Net Assets                                                                              $  5,705,122

                                                                                                  ============


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Shareholders and Board of Directors

American National Investment Accounts, Inc.

League City, Texas



We have audited the accompanying statements of assets and liabilities of

American National Investment Accounts, Inc. (the "Fund") comprising of Growth,

Equity Income, Balanced, Money Market, Government Bond, Small-Cap/Mid-Cap, High

Yield Bond and International Stock portfolios, including the schedule of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company

Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each

Portfolio comprising American National Investment Accounts, Inc. as of December

31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of

America.



Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

January 27, 2006

SUPPLEMENTAL INFORMATION

(Unaudited) (As of 12/31/05)



Information pertaining to the Directors of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling

(800) 231-4639.



INDEPENDENT DIRECTORS





                                                                                                                NUMBER OF

                                                                                                              PORTFOLIOS IN

                                                         TERM OF OFFICE                                       FUND COMPLEX

       NAME, ADDRESS,              POSITION(S) HELD       AND LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY

          AND AGE                     WITH FUND            TIME SERVED            DURING PAST 5 YEARS            DIRECTOR

---------------------------      ------------------    -----------------   --------------------------------   -------------


Florentino F. Gonzalez           Director              Indefinite          Representative, The University         19*

2450 South Shore                                       Since 11/05         of Texas Medical Branch at

Blvd., League City,                                                        Galveston, Office of Equal

TX 77573                                                                   Opportunity and Diversity

Age 46



Edwin K. Nolan                   Director              Indefinite          Investor and Attorney, Law             19*

2450 South Shore                                       Since 11/97         Offices, Edwin K. Nolan, P.C.

Blvd., League City,

TX 77573                         Nominating            Indefinite          Director/Owner of Canyon Lake

Age 62                           Committee             Since 11/00         Aviation, Inc.



                                 Audit                 Indefinite          Director of Hancock Mini Mart,

                                 Committee             Since 11/03         Inc.



Robert V. Shattuck               Director              Indefinite          Attorney, Law Offices,                 19*

2450 South Shore                                       Since 11/97         Robert V. Shattuck, Jr.

Blvd., League City,

TX 77573                         Nominating            Indefinite

Age 64                           Committee             Since 11/00



Donald P. Stevens                Director              Indefinite          Assistant to the President for         19*

2450 South Shore                                       Since 9/00          Governmental Relations of the

Blvd., League City,                                                        University of Texas Medical

TX 77573                         Nominating            Indefinite          Branch, Galveston, TX

Age 58                           Committee             Since 11/00

                                                                           Vice President and Director,

                                 Audit                 Indefinite          Jamail Galveston Foundation (a

                                 Committee             Since 11/05         family charitable foundation)



Steven H. Stubbs                 Director              Indefinite          President and Director of

2450 South Shore                                       Since 9/00          Dancing Rabbit Press, Inc. (a

Blvd., League City,                                                        publishing company)                    19*

TX 77573

Age 67                           Audit Committee       Indefinite          Director, Secretary/Treasurer of

                                 Chairman              Since 8/03          Philadelphia Main Street

                                                                           Association (an economic

                                                                           development corporation)


INTERESTED DIRECTORS





                                                                                                        NUMBER OF

                                                                                                      PORTFOLIOS IN

                                                   TERM OF OFFICE                                     FUND COMPLEX     INTERESTED

       NAME, ADDRESS,          POSITION(S) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTOR

          AND AGE                 WITH FUND          TIME SERVED           DURING PAST 5 YEARS           DIRECTOR     RELATIONSHIP

---------------------------  ------------------  -----------------  --------------------------------  -------------   ------------


Michael W. McCroskey         President &         Indefinite         President, CEO, Director and              19*          (1)

2450 South Shore Blvd.,      Director            Since 8/94         member of Executive Committee of

League City, TX 77573                                               Securities Management and

Age 62                                                              Research, Inc. (SM&R)^



                                                                    Executive Vice President and

                                                                    Treasurer of American National

                                                                    Insurance Company



                                                                    Vice President of Garden State

                                                                    Life Insurance Company^



                                                                    Vice President of American

                                                                    National Property & Casualty

                                                                    Company^



                                                                    Vice President of Standard Life

                                                                    & Accident Insurance Company^



                                                                    Vice President of Pacific

                                                                    Property and Casualty Company^



                                                                    Assistant Secretary of American

                                                                    National General Insurance

                                                                    Company^



                                                                    Assistant Secretary of American

                                                                    National Life Insurance Company

                                                                    of Texas^



                                                                    Director and President of ANREM

                                                                    Corporation (real estate

                                                                    management company)^



                                                                    Vice President and Director of

                                                                    ANTAC Corporation (real estate

                                                                    management company)^



                                                                    Director of Comprehensive

                                                                    Investment Services, Inc.

                                                                    (investment services company)^



                                                                    Vice President of Farm Family

                                                                    Life Insurance Company^



                                                                    Vice President of Farm Family

                                                                    Casualty Insurance Company^



                                                                    Vice President of United Farm

                                                                    Family Insurance Company^



                                                                    Vice President and Director of

                                                                    Eagle 99, Inc. (a real estate

                                                                    investment company)^



                                                                    President and Director of ANH2O,

                                                                    Inc. (a real estate investment

                                                                    company)^



Lea McLeod Matthews          Director            Indefinite         Psychology Intern, Vanderbilt             19*          (2)

2450 South Shore Blvd.,                          Since 8/94         University Medical Center,

League City, TX 77573                                               Division of Adult Psychiatry

Age 43                                                              (8/05-present)



                                                                    Communications Specialist,

                                                                    National Western Life Insurance

                                                                    Company (5/02-8/05)



                                                                    Director of Garden State Life

                                                                    Insurance Company^



                                                                    Senior Communications

                                                                    Specialist, Texas Guaranteed

                                                                    Student Loan Corporation

                                                                    (1/01-5/02)



                                                                    Internal Publications Manager,

                                                                    Tivoli Software 4/00-1/01



                                                                    Communications Consultant, Texas

                                                                    Association of School Boards

                                                                    8/99-4/00



                                                                    Technical Writer/Publications

                                                                    Editor, National Western Life

                                                                    Insurance Company 1/92-8/99




                                                                                                        NUMBER OF

                                                                                                      PORTFOLIOS IN

                                                   TERM OF OFFICE                                     FUND COMPLEX     INTERESTED

       NAME, ADDRESS,          POSITION(S) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTOR

          AND AGE                 WITH FUND          TIME SERVED           DURING PAST 5 YEARS           DIRECTOR     RELATIONSHIP

---------------------------  ------------------  -----------------  --------------------------------  -------------   ------------


Ann McLeod Moody             Director            Indefinite         Housewife, Personal Investments           19*          (3)

2450 South Shore Blvd.,                          Since 11/97

League City, TX 77573                                               Director of Moody Gardens, Inc.

Age 68                                                              (a charitable organization)



Jamie G. Williams            Director            Indefinite         Regional Grants Director, The             19*          (4)

2450 South Shore Blvd.,                          Since 11/97        Moody Foundation (a charitable

League City, TX 77573                                               foundation)

Age 59

                                                                    Academic Language Therapist and

                                                                    Educational Consultant



                                                                    President's Advisory Council,

                                                                    Dallas Center for the Performing

                                                                    Arts Foundation (an organization

                                                                    that supports the arts in the

                                                                    Dallas, TX area)




(1) Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company,

    American National Insurance Company ("American National").



(2) Ms. Matthews is the step-daughter of Robert L. Moody, Sr. Mr. Moody is the

    Chairman of the Board and Chief Executive Officer of American National, the

    parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes,

    which owns approximately 23.3% of the outstanding common shares of American

    National, and he serves as Chairman of the Board, President, and Chief

    Executive Officer of The Moody National Bank of Galveston (the "Bank"),

    which, in its capacity as trustee and custodian, votes approximately 46.7%

    of the outstanding common shares of American National. Mr. Moody is also the

    President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.



    Ms. Matthews is the daughter of director Ann McLeod Moody.



(3) Ms. Moody is the spouse of Robert L. Moody, Sr. See footnote 2 above.



    Ms. Moody is the mother of director Lea McLeod Matthews.



(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.3% of American National, the parent of SM&R.



*   Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 11 portfolios.



^   Direct or indirect control of American National.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573





                                    DIRECTORS

                             Florentino F. Gonzalez

                               Lea McLeod Matthews

                              Michael W. McCroskey

                                Ann McLeod Moody

                                 Edwin K. Nolan

                             Robert V. Shattuck, Jr.

                                Donald P. Stevens

                                Steven H. Stubbs

                                Jamie G. Williams



                                    OFFICERS

                         Michael W. McCroskey, President

                Brenda T. Koelemay, Vice President and Treasurer

                 Teresa E. Axelson, Vice President and Secretary

                   Debbie L. Hankins, Chief Compliance Officer



                         INVESTMENT ADVISER AND MANAGER

                    Securities Management and Research, Inc.

                                 P.O. Box 58969

                             Houston, TX 77258-8969



                                    CUSTODIAN

                    Securities Management and Research, Inc.

                                 P.O. Box 58969

                             Houston, TX 77258-8969



                                  LEGAL COUNSEL

                            Greer, Herz & Adams, LLP

                                 One Moody Plaza

                               Galveston, TX 77550



                        UNDERWRITER AND REDEMPTION AGENT

                    Securities Management and Research, Inc.

                                 P.O. Box 58969

                             Houston, TX 77258-8969



               TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT

                    Securities Management and Research, Inc.

                                 P.O. Box 58969

                             Houston, TX 77258-8969



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                            Tait, Weller & Baker LLP

                         1818 Market Street, Suite 2400

                             Philadelphia, PA 19103


Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial
		officer, principal accounting officer or controller, or	persons
		performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-doing and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to , the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the period covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12(a)(1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of American National Investment Accounts, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has
		at least one Audit committee financial expert serving on its Audit Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr.
		Stubbs is independent within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for American National Investment Accounts, Inc. totaled
		approximately $24,900 in 2005 and approximately $24,900 in 2004, including fees associated with the annual audit and filings of the Portfolios Form N-1A and Form N-SAR.

	(b)	None

	(c)	Fees for tax services to American National Investment Accounts,
		Inc., including tax compliance, tax advice and tax planning, totaled approximately $6,000 in 2005 and $6,000 in 2004.

	(d)	None

	(e)	(1)	The regristrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.


Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of February 28, 2006, an evaluation was performed under the
		supervision and with the participation of the officers of American
		National Investment Accounts, Inc. (the Company), including the
		Chief Executive Officer (CEO) and Chief Financial Officer
		(CFO), of the effectiveness of the Companys disclosure controls
		and procedures.  Based on that evaluation, the officers, including
		the CEO and CFO, conclude that, as of February 28, 2006, the
		companys disclosure controls and procedures (as defined in Rule
		30a-3(c) under the Investment Company Act of 1940, as amended) were
		reasonably designed so as to ensure that material information
		relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Companys internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.


Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule  30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


American National  Investment Accounts, Inc.

By:
	Michael W. McCroskey, Principal Executive Officer

Date:



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
	Michael W. McCroskey, Principal Executive Officer

Date:	March 3, 2006


By:
	Brenda T. Koelemay, Principal Financial Officer

Date:	March 3, 2006